UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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CAPITOL SERIES TRUST

on behalf of its series

Guardian Capital Fundamental Global Equity Fund

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Guardian Capital Fundamental Global Equity Fund

a Series of Capitol Series Trust (the “Trust”)

225 Pictoria Drive, Suite 450,

Cincinnati, OH 45246

September 22, 2021

Dear Guardian Capital Fundamental Global Equity Fund Shareholder,

You are cordially invited to attend the special meeting of Shareholders (the “Meeting”) of the Guardian Capital Fundamental Global Equity Fund (the “Fund”), a series of Capitol Series Trust (the “Trust”) with one share class (“Institutional Shares”), to be held on October 14, 2021 at 11:30 a.m., Eastern Time.

At the Meeting, shareholders of the Fund (“Shareholders”) will vote on:

(1) a proposal to approve a new advisory agreement between the Trust and Guardian Capital LP (“Guardian”) as it relates to the Fund (the “New Guardian Advisory Agreement”). Guardian is a Toronto, Canada limited partnership which itself is a wholly-owned subsidiary of Guardian Capital Group Limited, a publicly traded firm listed on the Toronto Stock Exchange (“Guardian Ltd.”), and is registered the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser; and

(2) a proposal to approve a new investment sub-advisory agreement as it relates to the Fund (the “New Sub-Advisory Agreement”) between Guardian and GuardCap Asset Management Limited (“GuardCap”), a wholly-owned subsidiary of Guardian domiciled in the United Kingdom and registered as an adviser with the SEC.

The advisory and sub-advisory changes that Guardian is proposing with respect to the Guardian Capital Fundamental Global Equity Fund are part of an overall restructuring and rebranding of Guardian’s U.S. mutual fund business. Guardian is seeking to create a product lineup of U.S. mutual funds that: (1) are consistently branded across all of the funds; (2) have streamlined, consistent, and standardized internal processes and procedures in areas such as trading, compliance, finance, and legal oversight; (3) are generally structured as single adviser funds with Guardian serving as the investment adviser, or as sub-advised funds, with Guardian, as the sponsor of the Guardian fund family, serving as the investment adviser and its affiliated advisory entities serving as sub-adviser; and (4) have a commonality of fiscal year ends so that the all of the Guardian Capital Funds can be offered in a single prospectus.

The Fund’s current investment adviser, Alta Capital Management, LLC (“Alta”), is an indirect, majority-owned subsidiary of Guardian. Alta has historically managed the Fund through a “participating affiliate” arrangement pursuant to which Alta has utilized the GuardCap’s advisory personnel and resources to manage the Fund’s investments. Under the terms of a Participating Affiliate Memorandum of Understanding among Alta, Guardian, and GuardCap (each an affiliated entity under the common control of Guardian Capital Group Limited), GuardCap is considered to be a “Participating Affiliate” of Alta, as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission (“SEC”), allowing US-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates, subject to the regulatory supervision of the registered adviser (the “Participating Affiliate Arrangement”). This Participating Affiliate Arrangement was initially utilized because GuardCap’s pending application with the SEC to become a registered as an investment adviser had not yet been approved by the SEC when the Fund was launched in December, 2019. However, based on Alta’s representation that it might wish to utilize the sub-advisory fund management structure and employ GuardCap as a sub-adviser to the Fund once GuardCap became successfully registered as an adviser with the SEC, the Board of Trustees of the Trust (the “Board”), at the same Board meeting that it approved Alta as the Fund’s adviser utilizing the Participating Affiliate arrangement with GuardCap, also approved GuardCap as a sub-adviser to the Fund, subject to the following contingencies: (1) GuardCap’s pending application to register as an investment adviser with the SEC was approved and declared effective; (2) Alta Capital advised the Trust’s Board that it wished to convert to the sub-advisory fund management structure; (3) the Board approved a resolution to convert to the sub-advisory fund management structure; and (4) the total advisory and sub-advisory fees paid in the sub-advisory fund management structure did not exceed the advisory fee paid to Alta in the Participating Affiliate Arrangement. Effective December 7, 2020, GuardCap became registered as an investment adviser with the SEC, making the Participating Affiliate Arrangement no longer necessary.

At a meeting of the Board held on June 16 and 17, 2021, the Board and its Independent Trustees voting separately, after careful consideration, unanimously voted, in the best interest of Fund shareholders and subject to shareholder approval, to: (1) appoint Guardian to serve as the investment adviser of the Fund and to assume responsibility for providing the advisory services that Alta currently provides to the Fund (the “Adviser Transition”), and to approve the New Guardian Advisory Agreement; and (2) appoint GuardCap to serve as the investment sub-adviser of the Fund and to assume responsibility for providing investment sub-advisory services to the Fund (the “Sub-Adviser Appointment”), and to approve the New Sub-Advisory Agreement. The New Guardian Advisory Agreement and the New Sub-Advisory Agreement must each be approved by Shareholders to become effective.

As described in the accompanying Proxy Statement, the terms of the New Guardian Advisory Agreement differ from the terms of the Current Alta Advisory Agreement between the Fund and Alta only with respect to revisions necessary to: (1) change the signatories by adding Guardian and removing Alta as the adviser, (2) change the effective date, and (3) delete certain sections from the Current Alta Advisory Agreement that deal with the Participating Affiliate Arrangement. As also described in the accompanying Proxy Statement, the terms of the New Sub-Advisory Agreement differ from the terms of the previously approved contingent sub-advisory agreement between Alta and GuardCap only with respect to revisions necessary to: (1) change the signatories by adding Guardian and removing Alta as the adviser, (2) change the effective date, (3) correct a non-material typographical error, and (4) update certain contact information. Effective upon the Transition Date (defined below), no investment management services will be provided by Alta. The level and quality of services to be provided by Guardian to the Fund under the terms of the New Guardian Advisory Agreement will be similar to the level and quality of services currently provided by Alta under the terms of the Current Alta Advisory Agreement. There will be no change in fees payable by the Fund under the New Guardian Advisory Agreement or the New Sub-Advisory Agreement, nor is it expected that the Fund will bear any increase in the aggregate amount of other fees or expenses as a result of the Adviser Transition or the Sub-Adviser Appointment. In addition, Guardian expects to enter into an operating expenses limitation agreement with the Fund, to be effective upon consummation of the Adviser Transition and Sub-Adviser Appointment (“New Guardian OELA”) with substantially identical terms to the current expense limitation agreement (“Current Alta OELA”). The expense cap in New Guardian OELA mirrors that of the Fund’s Current Alta OELA, and therefore the total fees and expenses borne by the Fund are expected to remain the same.

The Board, including a majority of Independent Trustees, has unanimously approved the New Guardian Advisory Agreement and the New Sub-Advisory Agreement and believes both Agreements to be in the best interests of the Fund and its Shareholders. Subject to obtaining approval by Shareholders of the New Guardian Advisory Agreement and the New Sub-Advisory Agreement, and to the satisfaction of various other conditions that are described in the enclosed Proxy Statement, it is expected that the Adviser Transition and Sub-Adviser Appointment will be effected in line with the timing of the Fund’s annual registration statement filing with the SEC on or about January 28, 2022 (the “Transition Date”). This proposal is explained more fully in the accompanying Proxy Statement.

The proxy includes two separate proposals. You will be eligible to vote on a proposal only if you were a Shareholder of the Fund as of August 24, 2021 (the “Record Date”). The proposals are as follows:

Proposal 1: Shareholders of the Fund will be asked to approve the New Guardian Advisory Agreement between Guardian and the Trust as it relates to the Fund; and

Proposal 2: Shareholders of the Fund will be asked to approve the New Sub-Advisory Agreement between Guardian and GuardCap as it relates to the Fund.

Shareholders may also transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The question-and-answer section that follows discusses these two proposals. The Proxy Statement itself provides greater detail about the proposals. Please read the enclosed materials carefully. The Board unanimously recommends that you vote in favor of each proposal.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the Meeting.

•	Mail Complete and return the enclosed Proxy Card.
•	Internet Access the website shown on your Proxy Card and follow the online instructions.
•	Telephone (automated service) Call the toll-free number shown on your Proxy Card and follow the recorded instructions.
•	In person Attend the special shareholder meeting on October 14, 2021.

Thank you for your response and for your continued investment in the Guardian Capital Fundamental Global Equity Fund.

Sincerely,

/s/ Matthew J Miller
Matthew J. Miller
President

Questions and Answers

We strongly encourage you to read the full text of the enclosed Proxy Statement, However, for your convenience, we have provided a brief overview of the proposals that require a Shareholder vote.

Q1.	Why am I receiving this Proxy Statement?

A.	You are receiving these proxy materials — including the Proxy Statement and your Proxy Card — because you have the right to vote on two important proposals concerning the Guardian Capital Fundamental Global Equity Fund (the “Fund”), a series of Capitol Series Trust (the “Trust”). Shareholders of the Fund are being asked to consider and vote on the following two proposals:

(1) a proposal to approve a new advisory agreement between the Trust and Guardian Capital LP as it relates to the Fund (the “New Guardian Advisory Agreement”); and

(2) a proposal to approve a new investment sub-advisory agreement between Guardian and GuardCap Asset Management Limited as it relates to the Fund (the “New Sub-Advisory Agreement”).

At a meeting of the Board held on June 16 and 17, 2021, the Board and the Independent Trustees voting separately unanimously approved the New Guardian Advisory Agreement and the New Sub-Advisory Agreement as in the best interest of the Fund and its Shareholders, subject to Shareholder approval. The Trust’s Board of Trustees (the “Board”) is soliciting your proxy to vote at the Meeting.

Q2.	Who is Guardian Capital LP?

A.	Guardian Capital LP (“Guardian” or “New Adviser”) is a Toronto-based institutional investment adviser registered in both the United States and the provinces of Canada. Guardian is one of Canada's largest investment management firms, with a total AUM of $51.641 billion CAD ($41.703 billion USD) as of June 30, 2021. Guardian is the sponsor of a 45 fund Canadian mutual fund family with AUM of $10.378 billion CAD ($8.381 billion USD) as of June 30, 2021, and serves as the investment adviser for each fund in that fund family. Guardian is a wholly-owned subsidiary of Guardian Capital Group Limited (“Guardian Ltd.”), a publicly traded firm listed on the Toronto Stock Exchange. Guardian is also a 70% owner of Alta Capital Management, LLC, the Fund’s current investment adviser (“Alta”), and a 100% owner of GuardCap Asset Management Limited, the proposed sub-adviser to the Fund which currently provides portfolios management services to the fund through a “Participating Affiliate” relationship with Alta (described below).

Q3.	Who is GuardCap Asset Management Limited?

A.	GuardCap Asset Management Limited (“GuardCap” or “New Sub-Adviser”) is an investment adviser domiciled in London and registered as an investment adviser in the United States and the United Kingdom. GuardCap is a direct wholly-owned subsidiary of Guardian and a wholly-owned indirect subsidiary of Guardian Ltd. GuardCap currently provides portfolio management services to the Fund through a “participating affiliate” relationship with Alta (described below), and is the proposed New Sub-Adviser to the Fund, with Guardian as the proposed New Adviser. GuardCap employs the same quality growth investment discipline for its two investment strategies: a global equities strategy (which applies to the Fund) and a global emerging market equities strategy. GuardCap focuses solely on managing concentrated, bottom-up, strategies constructed on an "index-agnostic" basis for institutional investors. GuardCap’s strategies are used to provide investment management services to investors in both pooled vehicles and separately managed accounts.

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Q5.	What is the Adviser Transition?

A.	Pursuant to an agreement with the Trust, Alta Capital Management, LLC (“Alta”) currently serves as the investment adviser to the Fund (the “Current Alta Advisory Agreement”). Alta is an indirect, majority-owned subsidiary of Guardian. As part of an overall restructuring and rebranding of Guardian’s U.S. mutual fund business, as described in more detail below, Guardian, which is the majority owner of Alta, wishes to take over as the investment adviser of the Fund and to assume responsibility for providing the advisory services that are now provided to the Fund by Alta (the “Adviser Transition”). To effectuate this change, the Trust will need to enter into the New Guardian Advisory Agreement, which will appoint Guardian as the Fund’s adviser. The New Guardian Advisory Agreement was approved by the Board and its Independent Trustees voting separately at its June 16-17 Board meeting, but must be approved by Shareholders to become effective.

Q6.	Why am I being asked to approve the New Guardian Advisory Agreement?

A.	The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the New Guardian Advisory Agreement be approved by both a majority of the Trust’s “Independent Trustees” and “a majority of the outstanding voting securities” of the Fund, as such term is defined under the 1940 Act. At a meeting of the Board held on June 16 and 17, 2021, the Board and its Independent Trustees voting separately, after careful consideration, unanimously voted, in the best interest of Fund shareholders and subject to shareholder approval, to (1) appoint Guardian to serve as the investment adviser of the Fund and to assume responsibility for providing the advisory services that Alta currently provides to the Fund (the “Adviser Transition”), and (2) to approve the New Guardian Advisory Agreement. Shareholders are therefore now being asked to approve the New Guardian Advisory Agreement. The Board of Trustees believes that approval of the New Guardian Advisory Agreement will provide the benefits to the Fund discussed below. As described in the accompanying Proxy Statement, the terms of the New Guardian Advisory Agreement differ from the terms of the Current Alta Advisory Agreement between the Fund and Alta only with respect to revisions necessary to: (1) change the signatories by adding Guardian and removing Alta as the adviser, (2) change the effective date, and (3) delete certain sections from the Current Alta Advisory Agreement that deal with the Participating Affiliate Arrangement (discussed further below). The Board of Trustees, including a majority of Independent Trustees (as defined in the enclosed Proxy Statement), has approved the New Guardian Advisory Agreement and believe it to be in the best interests of the Fund and its Shareholders.

Q7:	What is the Sub-Adviser Appointment?

A:	Alta, a majority-owned subsidiary of Guardian, currently serves as the investment adviser to the Fund pursuant to the Current Alta Advisory Agreement. Alta has historically managed the Fund through a “Participating Affiliate” arrangement pursuant to which Alta has utilized GuardCap’s personnel and resources to manage the Fund’s investments. Alta, Guardian, and GuardCap are affiliated entities. Guardian owns a 70% interest in Alta and a 100% interest in GuardCap. Guardian, Alta and GuardCap are all under the under the common control of Guardian Capital Group Limited (“Guardian Ltd”). Under the terms of a Participating Affiliate Memorandum of Understanding between and among Alta, Guardian, and GuardCap, GuardCap is considered to be a “Participating Affiliate” of Alta Capital, as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission (“SEC”), allowing U.S.-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates, subject to the regulatory supervision of the registered adviser (the “Participating Affiliate Arrangement”).

This Participating Affiliate Arrangement allows the Fund to benefit from GuardCap’s investment advisory and trading expertise. For example, the current portfolio managers of the Fund—Michael Boyd and Giles Warren—are both employed by GuardCap. As portfolio managers, Mr. Boyd and Mr. Warren are primarily responsible for determining the securities to be purchased and sold for the Fund and the timing of those transactions. Mr. Boyd and Mr. Warren are assisted in their portfolio management of the Fund by an Investment Committee of the Adviser comprised of Michael Tempest, Alta’s Chief Investment Officer, and Alta’s portfolio managers Melanie Peche, Tyler A. Partridge, and Casey D. Nelsen, CFA®. The Investment Committee has supervisory responsibility over GuardCap and its portfolio managers with respect to the services that they provide to the Fund in the Participating Affiliate Arrangement.

This Participating Affiliate Arrangement was initially utilized because GuardCap was not yet registered with the SEC when the Fund was launched, and therefore could not serve as the Fund’s adviser or sub-adviser. However, based on Alta’s and Guardian’s representations that they might wish to utilize GuardCap as a sub-adviser to the Fund after it became registered with the SEC, the Board and its Independent Trustees, at the same Board meeting that it approved Alta as the Fund’s investment adviser utilizing the Participating Affiliate Arrangement, also approved GuardCap as a sub-adviser to the Fund, subject to the following contingencies: (1) GuardCap’s pending application to register as an investment adviser with the SEC is approved and declared effective; (2) Alta Capital advises the Trust’s Board that it wishes to convert from the Participating Affiliate Arrangement to the sub-advisory fund management structure; (3) the Board approves a resolution to convert to the sub-advisory fund management structure; and (4) the total advisory and sub-advisory fees paid in the sub-advisory fund management structure do not exceed the advisory fee paid to Alta in the Participating Affiliate Arrangement. The Trust’s Board, and the Independent Trustees, also approved a form of Sub-Advisory Agreement (the “Prior Form of Sub-Advisory Agreement”) pursuant to which the Adviser would be paid an annual fee of 0.80% of the Fund’s average daily net assets, of which out of which it would pay 0.60% of the Fund’s average daily net assets to GuardCap as sub-adviser.

Effective December 7, 2020, GuardCap became registered as an investment adviser with the SEC, which meant that the Participating Affiliate Arrangement was no longer necessary and that GuardCap could be appointed as a Sub-Adviser to the Fund. To date, however, Alta and GuardCap have continued to manage the Fund under the Participating Affiliate Arrangement and have not sought to officially appoint GuardCap as a Sub-Adviser to the Fund. Consequently, the Prior Form of Sub-Advisory Agreement that the Board approved in December, 2019 has not become effective. The previously approved Prior Form of Sub-Advisory Agreement cannot be utilized with Guardian as the Fund’s New Adviser because it lists Alta as the adviser to the Fund rather than Guardian, and by its terms the Prior Form of Sub-Advisory Agreement would terminate when the Current Alta Advisory Agreement with Alta terminates.

At the meeting of the Board held on June 16 and 17, 2021, the Board and its Independent Trustees voting separately, after careful consideration, unanimously voted, in the best interest of Fund shareholders and subject to shareholder approval, to appoint GuardCap to serve as the investment sub-adviser of the Fund and to assume responsibility for providing investment sub-advisory services to the Fund (the “Sub-Adviser Appointment”), and also unanimously approved the New Sub-Advisory Agreement. The New Sub-Advisory must be approved by Shareholders to become effective. Shareholders are therefore also now being asked to approve the New Sub-Advisory Agreement between Guardian and GuardCap. The Board of Trustees believes that approval of the New Sub-Advisory Agreement will provide the benefits to the Fund and its shareholders as discussed below. As described in the accompanying Proxy Statement, the terms of the New Sub-Advisory Agreement differ from the terms of the Prior Form of Sub-Advisory Agreement between the Fund and Alta only with respect to revisions necessary to: (1) change the signatories by adding Guardian and removing Alta as the adviser; (2) change the effective date; (3) correct a non-material typographical error; and (4) update certain contact information. The Board of Trustees, including a majority of Independent Trustees (as defined in the enclosed Proxy Statement), has approved the New Sub-Advisory Agreement, and believes it to be in the best interests of the Fund and its Shareholders.

Q8.	Why am I being asked to approve the New Sub-Advisory Agreement?

A.	The 1940 Act requires that a new sub-advisory agreement be approved by both a majority of an investment company’s “Independent Trustees” and “a majority of the outstanding voting securities,” as that term is defined under the 1940 Act. At the meeting of the Board held on June 16 and 17, 2021, the Board, and its Independent Trustees voting separately, after careful consideration, unanimously voted, in the best interest of Fund shareholders and subject to shareholder approval, to appoint GuardCap to serve as the investment sub-adviser of the Fund and to assume responsibility for providing investment sub-advisory services to the Fund (the “Sub-Adviser Appointment”), and also unanimously approved the New Sub-Advisory Agreement. The New Sub-Advisory must be approved by Shareholders to become effective. Shareholders are therefore also now being asked to approve the New Sub-Advisory Agreement between Guardian and GuardCap. The Board of Trustees believes that approval of the New Sub-Advisory Agreement will provide the benefits to the Fund and its shareholders grouped as discussed below. The Board of Trustees, including a majority of Independent Trustees (as defined in the enclosed Proxy Statement), has unanimously approved the New Sub-Advisory Agreement, and believes it to be in the best interests of the Fund and its Shareholders.

Q9.	Why does Guardian wish to take over as the investment adviser of the Fund and assume responsibility for providing the advisory services that are now provided to the Fund by Alta, and to appoint GuardCap as the sub-adviser to the Fund?

A.	The advisory and sub-advisory changes that Guardian has requested with respect to the Guardian Capital Fundamental Global Equity Fund are part of an overall restructuring and rebranding of Guardian’s U.S. mutual fund business. Guardian and its affiliates currently serve as the investment adviser for three series funds in the Trust: Alta Quality Growth Fund, which is advised by Alta Capital Management and has a fiscal year end of September 30; Guardian Capital Dividend Growth Fund, which is advised by Guardian and has an April 30 fiscal year end; and Guardian Capital Fundamental Global Equity Fund, which is advised by Alta with GuardCap providing portfolio management services pursuant to a Participating Affiliate Arrangement, and has a September 30 fiscal year end. Guardian also plans to start up other new series in the Trust, including series for which portfolio management services will be provided by other advisory firms that are majority-owned by Guardian. In anticipation of this growth, Guardian is seeking to create a product lineup of mutual funds that: (1) are consistently branded across all of the funds; (2) have streamlined, consistent, and standardized internal processes and procedures in areas such as trading, compliance, finance, and legal oversight; (3) are generally structured as single adviser funds with Guardian serving as the investment adviser or as sub-advised funds, with Guardian, as the sponsor of the Guardian fund family, serving as the investment adviser and its affiliated advisory entities serving as sub-adviser; and (4) have a commonality of fiscal year ends so that all of the Guardian Funds can be offered in a single prospectus.

When the Fund was launched in December 2019, Guardian believed that its majority-owned U.S. domiciled subsidiary, Alta, was best suited to be the Fund’s adviser given Alta’s experience as an adviser to U.S. mutual funds and its familiarity with relevant laws and regulations, as well as Alta’s experience with concentrated quality growth investment processes similar to those employed by GuardCap. Since that time, however, Guardian has launched and serves as the adviser to a second U.S. mutual fund in the Trust—the Guardian Capital Dividend Growth Fund (DIVGX) (the “Guardian Capital Dividend Fund”). Now that Guardian has had time to familiarize itself with the U.S. mutual fund structure and its legal and regulatory framework, and is serving as the adviser to the Guardian Capital Dividend Fund, it has come to believe that switching the Fund’s adviser from Alta to Guardian will bring multiple benefits to the Fund, consistent with the restructuring goals described above. Specifically, the Adviser believes that transitioning to Guardian as the Fund’s adviser will streamline Guardian’s and the Fund’s internal processes related to trading, compliance, finance, and legal oversight. Guardian believes that these changes will create efficiencies that will benefit the Fund and its Shareholders.

Guardian also believes that taking over as the Fund’s adviser is consistent with Guardian’s overall branding and marketing strategy and will also streamline Guardian’s and the Fund’s marketing approach for the GuardCap investment strategy in the U.S. Guardian already distributes separate account and model portfolios in the U.S. that are marketed and distributed under the Guardian name. The Fund, however, is currently marketed as an Alta Fund with Alta branding. Guardian believes that this has negatively affected the Fund’s potential for growth. Moving forward, Guardian plans to combine the Fund’s prospectus with the prospectus of the Guardian Capital Dividend Fund and thereby harmonize the financial reporting and prospectus timing for both funds. Guardian believes that this will create efficiencies that will benefit the Fund and its Shareholders. In addition, to the extent that the Fund is successful in attracting new Shareholders, Guardian believes that this will reduce the overall percentage of expenses and fees paid by each Shareholder in the Fund.

It is also Guardian’s belief that appointing GuardCap as a sub-adviser to the Fund will strengthen GuardCap’s relationship to the Fund and will enhance legal and regulatory oversight of GuardCap, to the benefit of Fund Shareholders. Because there will be no change in the overall fees paid by the Fund under the New Guardian Advisory Agreement and the New Sub-Advisory Agreement, and because the changes proposed are expected to streamline Guardian’s, GuardCap’s, and the Fund’s internal processes related to trading, compliance, finance, and legal oversight, Guardian believes that the proposed new management structure will create efficiencies that will benefit the Fund and its Shareholders, will attract new capital to the Fund so as to defray the overall percentage of expenses and fees paid by each Shareholder in the Fund, and will create a more defined relationship for GuardCap and more regulatory oversight over GuardCap. For these reasons, it is Guardian’s belief that appointing GuardCap as a sub-adviser to the Fund will significantly benefit the Fund and its Shareholders.

Finally, it is Guardian’s intention to grow the assets of its three existing mutual funds in the Trust and thereby boost its market presence in the financial advisory channel. Guardian believes that once these three current funds become economically viable, there are additional strategies that present compelling opportunities in the mutual fund marketplace, including: the aforementioned concentrated quality growth emerging markets strategy managed by its UK-based subsidiary GuardCap, additional U.S. equity quality growth strategies managed by its Utah-based subsidiary Alta, which focus on investing in businesses with sound operating fundamentals and positive growth prospects, and U.S. fixed income strategies managed by Guardian's Virginia-based subsidiary Agincourt Capital Management LLC (which Guardian acquired in 2020) that actively manage yield-driven portfolios focusing on securities' fundamental value. Should Guardian acquire additional boutique investment managers or portfolio management teams with strategies of interest to the U.S. market, it will consider launching additional U.S. mutual funds within the Trust. Any new funds launched within the Trust will likely follow the portfolio management structure that Guardian is proposing for the Fund in this proxy.

Q10.	What are the benefits of the Adviser Transition and the Sub-Adviser Appointment to the Fund and its Shareholders?

A.	In evaluating the New Guardian Advisory Agreement, the Board of Trustees considered materials detailing the services that Guardian will provide to the Fund, Guardian’s background and investment experience as a firm generally, as well as the experience of its senior management team. In evaluating the New Sub-Advisory Agreement, the Board of Trustees considered materials detailing the services that GuardCap will provide under the New Sub-Advisory Agreement, GuardCap’s background and investment experience as a firm generally, as well as the experience of its portfolio managers.

Upon consummation of the Adviser Transition and the Sub-Adviser Appointment, which are conditioned on shareholder approval of the New Guardian Advisory Agreement and the New Sub-advisory Agreement, the Fund will continue to be managed by the global equity team at GuardCap in line with the Guardian fundamental global equity strategy. GuardCap’s global equity team consists of four individuals: Michael Boyd, Giles Warren, Orlaith O’Connor, and Bojana Bidovec. Michael Boyd and Giles Warren currently serve as the Fund’s portfolio managers under the Participating Affiliate Arrangement and are primarily responsible for selecting the securities to be purchased and sold for the Fund and the timing of those transactions, subject to the oversight of Alta’s Investment Committee, which has had supervisory responsibility over GuardCap and its portfolio managers with respect to the services that they provide to the Fund.

Following the Adviser Transition and the Sub-Adviser Appointment, GuardCap and its portfolio managers will still be primarily responsible for providing investment management services to the Fund, subject to Guardian’s ultimate oversight. Michael Boyd and Giles Warren will continue to serve as the Fund’s portfolio managers and will assume primary responsibility for selecting the securities to be purchased and sold for the Fund and the timing of those transactions. GuardCap will also provide compliance services and provide regular compliance attestations to Guardian for purposes of compliance oversight. Guardian will serve in an oversight role and its compliance, trading, legal, and finance teams will provide support to the Fund for operational and regulatory activities. Guardian will also be responsible for website maintenance and reporting activities.

In its deliberations as to whether to approve the New Guardian Advisory Agreement and the New Sub-advisory Agreement, the Board considered, among other things, Guardian’s and GuardCap’s qualifications, their philosophy of management, the historical performance of the Fund and the Guardian fundamental global equity strategy, and each firm’s operational capabilities. They also considered the following potential benefits to the Fund and its Shareholders:

•	The Fund may benefit from Guardian’s and GuardCap’s investment expertise, especially with respect to Guardian’s fundamental global equity strategy.
•	There will be no change in the aggregate fees payable by the Fund under the New Guardian Advisory Agreement and the New Sub-Advisory Agreement, nor is it expected that the Fund will bear any increase in the aggregate amount of other fees or expenses as a result of the Adviser Transition or the Sub-Adviser Appointment.

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•	Guardian will enter into a New Guardian Operating Expenses Limitation Agreement with the Fund (“New OELA”), to be effective upon consummation of the Adviser Transition, on substantially the same terms as the current expense limitation agreement between the Fund and Alta (“Current OELA”). The expense cap in the New OELA mirrors that of the Fund’s current expense limitation agreement, and therefore, the total fees and expenses borne by the Fund are expected to remain the same.

•	Guardian (and not the Fund) is obligated to pay the Sub-Advisory Fee to GuardCap in the New Sub-Advisory Agreement.

•	Guardian is well-capitalized and well insured and is able to attract and retain personnel necessary to provide quality investment advisory services to the Fund.

•	GuardCap global equity team’s extensive investment experience.

Q11.	What are the conditions of the Adviser Transition and the Sub-Adviser Appointment?

A.	The consummation of the Adviser Transition conditioned upon the approval of the New Guardian Advisory Agreement by the Fund’s Shareholders. The consummation of the Sub-Adviser Appointment conditioned upon the approval of the New Sub-Advisory Agreement by the Fund’s Shareholders. It is expected that the Adviser Transition and the Sub-Adviser Appointment will be effected in line with the timing of the Fund’s annual registration statement filing with the SEC on or about January 28, 2022 (the “Transition Date”). Effective upon the Transition Date, Alta will no longer provide any investment management services to the Fund, Guardian will take over as the Fund’s adviser and GuardCap will take over as the Fund’s sub-adviser. Alta will continue to be paid under the Current Alta Advisory Agreement through the Transition Date.

Q12.	How will the Adviser Transition and the Sub-Adviser Appointment affect the Fund’s investment objective and strategy?

A.	The Fund’s investment objective and strategy will remain the same following the Adviser Transition and Sub-Adviser Appointment. The Fund’s portfolio managers will also remain the same.

Q13:	Will the advisory fees payable to Guardian under the New Guardian Advisory Agreement increase as a result of the Adviser Transition?

A:	No. The advisory fee payable under the New Guardian Advisory Agreement will remain the same as the advisory fee under the Current Alta Advisory Agreement. Guardian will be entitled to receive an annual fee of 0.80% of the Fund’s average daily net assets.

Q14:	Will the sub-advisory fees payable to GuardCap under the New Sub-Advisory Agreement increase the total fees payable by the Fund?

A:	No. Under the New Sub-Advisory Agreement, Guardian will pay sub-advisory fees directly to GuardCap from its own fees, and GuardCap will not be paid directly from the Fund’s assets. Under this arrangement, Guardian will be entitled to receive an annual advisory fee from the Fund of 0.80% of the Fund’s average daily net assets. From this advisory fee, Guardian will then pay a sub-advisory fee to GuardCap equal to 0.60% of the Fund’s average daily net assets. This 0.60% sub-advisory fee is the same as the sub-advisory fee that would have been charged under the Prior Form of Sub-Advisory Agreement, if that agreement had become operational.

Q15:	Will the Fund’s name change?

A:	Yes. The Board approved a change in the Fund’s name from “Guardian Fundamental Global Equity Fund” to the “Guardian Capital Fundamental Global Equity Fund.” This name change became effective as of August 23, 2021, as reflected in supplements to the Fund’s prospectus and SAI filed on July 28, 2021.

Q16.	How will this affect my account with the Fund?

A.	The Adviser Transition and the Sub-Adviser Appointment will not affect your account with the Fund. You will still own the same number of shares in the Fund that you currently own, and the value of your investment will not change as a result of Guardian taking over as the adviser to the Fund or as a result of GuardCap taking over as sub-adviser to the Fund. In addition, the same experienced, high quality portfolio managers will continue managing the Fund without interruption.

Q17:	Will I be able to purchase additional shares of the Fund after the Transition Date?

A:	Yes. The shares of the Fund will continue to be available for purchase directly from the Fund or other Financial Institutions both before and after the Transition Date.

Q18.	When will the Adviser Transition and Sub-Adviser Appointment Occur?

A:	It is expected that the Adviser Transition and the Sub-Adviser Appointment will be effected in line with the timing of the Fund’s annual registration statement filing with the SEC on or about January 28, 2022 (the “Transition Date”). The Adviser Transition will not be consummated, however, unless and until the Shareholders of the Fund have approved the New Guardian Advisory Agreement. If such approval is not obtained, the Board will take such actions as it deems necessary and appropriate and in the best interests of Shareholders of the Fund.

In addition, the Sub-Adviser Appointment will occur only if Shareholders of the Fund approve the New Sub-Advisory Agreement. The Sub-Adviser Appointment will not be consummated unless and until the Shareholders of the Fund have approved the New Sub-Advisory Agreement. If such approval is not obtained, the Board will take such actions as it deems necessary and appropriate and in the best interests of Shareholders of the Fund.

Q19.	How will my approval of the New Guardian Advisory Agreement and New Sub-Advisory Agreement affect the management and operation of the Fund?

A.	The Fund’s investment strategies will not change as a result of the New Guardian Advisory Agreement or the New Sub-Advisory Agreement. In addition, there will be no change to the Fund’s portfolio management, investment objectives, principal investment strategies or principal risks.

Upon consummation of the Adviser Transition and the Sub-Adviser Appointment, the Fund will continue to be managed in line with the Guardian fundamental global equity strategy by the GuardCap’s global equity team, consisting of the four investment managers who currently provide such services in the Participating Affiliate Arrangement: Michael Boyd, Giles Warren, Orlaith O’Connor, and Bojana Bidovec. Michael Boyd and Giles Warren currently serve as the Fund’s portfolio managers and are primarily responsible for selecting the securities to be purchased and sold for the Fund and the timing of those transactions, subject to the authority of Alta’s Investment Committee, which has supervisory responsibility over GuardCap and the portfolio managers with respect to the services that they provide to the Fund, and has final decision-making authority on purchases and sales of securities recommended by the Fund’s portfolio managers.

Following the Adviser Transition and the Sub-Adviser Appointment, GuardCap will be primarily responsible for providing investment management services to the Fund, subject to Guardian’s ultimate oversight. Michael Boyd and Giles Warren will continue to serve as the Fund’s portfolio managers and will have primary responsibility for selecting the securities to be purchased and sold for the Fund and the timing of those transactions. GuardCap will also provide compliance services and provide regular compliance attestations to Guardian for compliance oversight purposes. Guardian will serve in an oversight role and its compliance, trading, legal, and finance teams will provide support to the Fund for operating and regulatory activities. Guardian will also be responsible for website maintenance and reporting activities.

Q20.	How will the Adviser Transition and Sub-Adviser Appointment affect the fees and expenses I pay as a shareholder of the Fund?

A.	The fees and expenses that you pay as a shareholder of the Fund will not change as a result of the Adviser Transition. The approval of the New Guardian Advisory Agreement and the New Sub-Advisory Agreement will not result in any increase in the Fund’s advisory fee and no Fund will bear any portion of the costs associated with the Adviser Transition or Sub-Adviser Appointment or any costs and expenses associated with this proxy.

Q21.	Are there any material differences between the Current Alta Advisory Agreement and the New Guardian Advisory Agreement?

A.	No. There are no material differences between the Current Alta Advisory Agreement and the New Guardian Advisory Agreement. Non-material changes include revisions necessary to: (1) change the signatories to the agreement by adding Guardian and removing Alta as the adviser, (2) change the effective date of the agreement, and (3) delete certain sections from the Current Alta Advisory Agreement that deal with the Participating Affiliate Arrangement. Both the New Guardian Advisory Agreement and Current Alta Advisory Agreement contain identical fee structures. The advisory fee payable under the New Guardian Advisory Agreement will remain at an annual rate of 0.80% of the Fund’s average daily net assets. A copy of the New Guardian Advisory Agreement is attached as Exhibit A to the Proxy.

Q22.	Are there any material differences between the Prior Form of Sub-Advisory Agreement and the New Sub-Advisory Agreement?

A.	No. There are no material differences between the Prior Form of Sub-Advisory Agreement, which the Board conditionally approved prior to the Fund’s inception, and the New Sub-Advisory Agreement. Non-material changes include revisions necessary to: (1) change the signatories by adding Guardian and removing Alta as the adviser, (2) change the effective date, (3) correct a non-material typographical error, and (4) update certain contact information. Both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement contain identical fee structures. The sub-advisory fee payable under the New Sub-Advisory Agreement will remain at an annual rate of 0.60% of the Fund’s average daily net assets. As discussed above, the Prior Form of Sub-Advisory Agreement was never executed or implemented, as the sub-advisory model has never been utilized by the Fund with Alta as the Fund’s adviser. A copy of the New Sub-Advisory Agreement is attached as Exhibit B to the Proxy.

Q23.	Are there any material differences between the Fund’s Current Alta Operating Expenses Limitation Agreement and the New Guardian Operating Expenses Limitation Agreement?

A.	No. There are no differences between the Fund’s current operating expenses limitation agreement with Alta (the “Current OELA”) and the Fund’s new operating expenses limitation agreement with Guardian (the “New OELA”). The Board approved the New OELA, which is set to become effective concurrently with the execution of the New Guardian Advisory Agreement, at a meeting of the Board held on June 16 and 17, 2021. The contractual expense ratio caps that now apply to the Fund under the Current OELA will apply identically to the Fund under the New OELA. Specifically, Guardian has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.99% of the Fund’s average daily net assets through January 31, 2023. A copy of the New OELA is attached as Exhibit C to the Proxy.

Q24.	How does the Trust’s Board of Trustees recommend that I vote?

A.	After careful consideration, the Board, including its Independent Trustees voting separately, having determined that the proposals are in the best interest of the Fund and its Shareholders, unanimously recommends that shareholders vote to APPROVE the New Guardian Advisory Agreement in Proposal 1 and the New Sub-Advisory Agreement referenced in Proposal 2.

Q25.	Who is eligible to vote?

A.	Any person who owns shares of the Fund on the “Record Date,” which is August 24, 2021 (even if that person subsequently redeems those shares), is eligible to vote on the Proposals.

Q26.	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Meeting?

A.	The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by Guardian. Guardian will not seek reimbursement from the Fund for any costs associated with the proxy.

Q27.	What vote is required to approve the Proposals?

A.	Under the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), a majority of Shares (as defined by the “Declaration of Trust”) entitled to vote constitutes a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requires that holders of any Series or Class to vote as a Series or Class, then a majority of the aggregate number of Shares of that Series or Class who are entitled to vote is necessary to constitute a quorum for the transaction of business by that Series or Class. In this case, because the Fund has only a single share class, a majority of the aggregate number of Shares of the Fund that are entitled to vote at the Meeting will constitute a quorum for the Fund.

The proposal to approve the New Guardian Advisory Agreement and the proposal to approve the New Sub-Advisory Agreement both require the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act and the terms of both the Current Alta Advisory Agreement and the New Guardian Advisory Agreement , a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares of the Funds represented by abstentions will be counted as present, but not as votes cast, at the Special Meeting. Under the Declaration of Trust, as amended, and the requirements of the 1940 Act, the affirmative vote necessary to approve each of the proposals may be determined with reference to a percentage of votes entitled to vote at the Special Meeting, which would have the effect of treating abstentions as if they were votes against the proposal. It is the Trust’s understanding that because each of the proposals presented for approval at the meeting is a “non-routine” matter, broker-dealers and other intermediaries will not have discretionary authority to vote on the matters expected to be presented at the Special Meeting in the absence of specific authorization from their customers. Consequently, there are unlikely to be any “broker non-votes” at the Special Meeting. “Broker non-votes” would otherwise have the same effect as abstentions (that is, they could be counted as present for purposes of determining the presence of a quorum and would treated as if they were votes against the proposal).

A majority of the votes cast at the Meeting, either in person or by proxy, is required to approve any adjournment(s) of the Meeting, even if the number of votes cast is fewer than the number required for a quorum.

Q28.	How can I cast my vote?

A.	You may vote in any of four ways

•	By telephone, with a toll-free call to the phone number indicated on the Proxy Card.
•	By internet, by accessing the website shown on your Proxy Card and following the online instructions.
•	By mailing in your Proxy Card. If you properly sign and date the accompanying Proxy Card, and the Fund receives it in time for the Meeting, the persons named as proxies on the Proxy Card will vote the shares in the manner that you specified. If you sign the Proxy Card, but do not make specific choices, the shares represented by such proxy will be voted as recommended by the Board.
•	In person at the meeting in Cincinnati, OH on October 14, 2021.

We encourage you to vote via telephone or over the internet using the control number on your Proxy Card and following the simple instructions. These methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If for any reasons you would like to change your previous vote or revoke your proxy, you may vote again using any of the methods described above.

You have the power to revoke your proxy prior to its exercise by (1) mail addressed to Ultimus Fund Solutions, LLC, Attn: Secretary, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, (2) in person at the meeting, or (3) by executing a superseding proxy or by submitting a notice of revocation to the Fund. Mere attendance at the Meeting will not revoke a proxy; a Shareholder present at the Meeting must withdraw a previously submitted proxy and vote in person.

Q29.	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A.	Shareholders of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name with the Fund’s transfer agent, Ultimus Fund Solutions, LLC.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a bank, brokerage firm or other nominee and not in your name. Being a beneficial owner means that your shares are held in “street name.” As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee how to vote your shares by following the voting instructions your bank, brokerage firm or other nominee provides. If you do not provide your bank, brokerage firm or other nominee with instructions on how to vote your shares, your bank, brokerage firm or other nominee will not be able to vote your shares with respect to any of the proposals. Please see “What if I do not specify how my shares are to be voted?” for additional information.

Q30.	What if I do not specify how my shares are to be voted?

A.	Shareholders of Record. If you are a shareholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•	Proposal 1 – FOR the approval of the New Guardian Advisory Agreement between the Trust and Guardian as it relates to the Fund; and
•	Proposal 2 – FOR the approval of the New Sub-Advisory Agreement between Guardian and GuardCap as it relates to the Fund.
•	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Meeting.

Beneficial Owners. If you are a beneficial owner and you do not provide the bank, brokerage firm or other nominee that holds your shares with voting instructions, the bank, brokerage firm or other nominee will determine if it has the discretionary authority to vote on the particular matter. If you do not provide voting instructions to your bank, brokerage firm or other nominee, and your bank, brokerage firm or other nominee does not have discretionary voting authority, your bank, brokerage firm or other nominee will not vote your shares on Proposals 1 or 2 and your shares will not be counted as present for purposes of meeting the quorum requirement.

Q31.	How do I find out the results of the voting at the Meeting?

A.       Preliminary voting results will be announced at the Meeting. Final voting results will be included in the annual report of the Fund for the period ended September 30, 2021 which will be sent to Shareholders on or before November 29, 2021.

Q32.	Whom should I call if I have any questions?

A.	If you are a direct shareholder have any questions about the Meeting, voting or your ownership of the Fund’s shares, please contact:

Ultimus Fund Solutions, LLC

Shareholder Services

225 Pictoria Drive, Suite 450,

Cincinnati, Ohio 45246

1-800-957-0681

If you are a beneficial owner of Fund shares and own your shares through an intermediary, please contact your intermediary with any questions.

IMPORTANT INFORMATION FOR SHAREHOLDERS

Guardian Capital Fundamental Global Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held October 14, 2021

Notice is hereby given that Capitol Series Trust (the “Trust”) will hold a special meeting of shareholders (the “Meeting”) of the Guardian Capital Fundamental Global Equity Fund (the “Fund”) on October 14, 2021, at the offices of the Fund’s Administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio, 45246 at 11:30 a.m., Eastern Time.

The purpose of the Meeting is to consider and act upon the following proposals (each a “Proposal” and together the “Proposals”) and to transact such other business as may properly come before the Meeting or any adjournments thereof.

Proposal	Description
1	To approve the New Guardian Advisory Agreement between Guardian Capital LP (“Guardian”) and the Trust as it relates to the Guardian Capital Fundamental Global Equity Fund.
2	To approve the New Sub-Advisory Agreement between Guardian and GuardCap Asset Management Limited (“GuardCap”) as it relates to the Guardian Capital Fundamental Global Equity Fund.
Other Business	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Trustees of the Trust unanimously recommends that you APPROVE Proposals 1 & 2. Shareholders of record of the Fund at the close of business on August 24, 2021 (the “Record Date”), are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponements thereof. The Notice of Meeting of Shareholders, Proxy Statement, and Proxy Card are being mailed on or about September 24, 2021, to such Shareholders of record.

By Order of the Board of Trustees,
/s/ Matthew Miller
President of the Trust
September 22, 2021

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting in person is urged to vote using the touch-tone telephone voting and internet voting instructions found on the enclosed Proxy Card. Alternatively, you may cast your votes on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Guardian Capital Fundamental Global Equity Fund

PROXY STATEMENT

c/o Ultimus Fund Solutions

225 Pictoria Drive, Suite 450,

Cincinnati, Ohio, 45246

SPECIAL MEETING OF SHAREHOLDERS
October 14, 2021

Introduction

This Proxy Statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Capitol Series Trust (the “Trust”) in connection with the solicitation of proxies to be used at the special meeting of Shareholders of the Guardian Capital Fundamental Global Equity Fund (the “Fund”) to be held on October 14, 2021 (the “Meeting”). The purpose of the Meeting is to seek approval from the Shareholders of the Fund of: (1) a new investment advisory agreement (the “New Guardian Advisory Agreement”) between the Trust, as it relates to the Fund, and Guardian Capital LP (“Guardian”), and (2) a new sub-advisory agreement between Guardian and GuardCap Asset Management Limited (“GuardCap”), as it relates to the Fund.

Shareholders of record of the Fund at the close of business on the record date, established as of August 24, 2021 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. We anticipate that the Notice of Meeting of Shareholders, this Proxy Statement, and the Proxy Card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about September 24, 2021.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on October 14, 2021
The Notice of Meeting, Proxy Statement and Proxy Card
are available at https // vote.proxyonline.com/guardiancapital/docs/2021mtg.pdf

Please read the Proxy Statement before voting on the proposals. If you need additional copies of this Proxy Statement or Proxy Card, please contact AST at 1-877-478-5044. Representatives are available to answer your call Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time. Additional copies of this Proxy Statement will be delivered to you promptly upon request.

For a free copy of the Fund’s annual report for the fiscal year ended September 30, 2020, or the most recent semi-annual report, please contact the Trust at 1-800-957-0681 or write to the Guardian Capital Fundamental Global Equity Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Proxy Statement

Purpose of the Meeting

Shareholders of Fund are being asked to: (1) approve a new investment advisory agreement (the “New Guardian Advisory Agreement”) between the Trust, as it relates to the Fund, and Guardian Capital LP (“Guardian”); (2) approve a new sub-advisory agreement between Guardian and GuardCap Asset Management Limited (“GuardCap”), as it relates to the Fund; and (3) transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Information About the Fund

The Fund is a series of the Trust. The Trust is an open-end management investment company organized as an Ohio Business Trust. Alta, located at 6440 South Wasatch Boulevard, Suite 260 Salt Lake City, Utah 84121, is the Fund’s Investment Adviser. The Fund’s administrator, transfer agent, and fund accountant is Ultimus Fund Solutions, LLC (“Ultimus”) located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Ultimus Fund Distributors, LLC (the “Distributor”), also located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. Shares of the Funds are offered to the public on a continuous basis.

Information About Guardian

Founded in 1962, Guardian is an independent, institutional investment firm. Guardian is a wholly-owned subsidiary of Guardian Capital Group Limited, a publicly listed company that trades on the Toronto Stock Exchange (TSE:GCG) (“Guardian Ltd.”). Guardian Ltd. is one of Canada’s largest and most established independent publicly listed financial services companies. Through a voting share structure (TSX: GCG), insiders have a 57.4% interest in Guardian Capital Group Limited and those associated with the founding of the company own an additional 20.7% (as of December 31, 2020). The remainder is owned by the public. Through the non-voting share structure (TSX: GCG.A), insiders have a 30.9% interest in Guardian Ltd. The remainder of the non-voting shares are owned by the public. There have been no material changes in the ownership structure over the past five years.

Guardian offers its investment management expertise in equity management and fixed-income management primarily to institutions, including defined benefit and defined contribution pension funds, insurance companies, foundations, endowments, charitable organizations and third-party mutual funds. Guardian is registered as a Portfolio Manager in all provinces of Canada and is an SEC-registered investment adviser. As of June 30, 2021, Guardian had assets under management of approximately $51.641 billion CAD ($41.703 billion USD). Guardian is also the sponsor of a 45 fund Canadian mutual fund family with AUM of $10.378 billion CAD ($8.381 billion USD) as of June 30, 2021, and serves as the investment adviser for each fund in that fund family.

Guardian’s address is 199 Bay Street, Suite 3100, P.O. Box 201, Toronto, Ontario M5L 1E8.

Information About GuardCap

GuardCap is a private limited company established in February 2003, with its principal place of business in London, United Kingdom, to provide equity investment management services to institutional, wrap and model-based clients. The ultimate holding company of GuardCap is Guardian Capital Group Limited, a Canadian company, the shares of which are listed on the Toronto Stock Exchange. GuardCap is wholly owned by Guardian Capital LP (a wholly owned subsidiary of Guardian Capital Group Limited) which, together with its predecessor firms, has been managing institutional client assets since 1962. GuardCap, with its principal place of business in the United Kingdom, is registered with the SEC as a foreign adviser to facilitate the offering of its investment management services in the U.S. GuardCap is also authorized and regulated by the Financial Conduct Authority (“FCA”) of the United Kingdom.

GuardCap is a specialist investment firm focused solely on managing concentrated, bottom-up, equity strategies constructed on an “index-agnostic” basis for institutional, wrap and model-based platform clients. GuardCap provides fee-based investment services to global investment clients, comprised of funds (pooled funds and mutual funds), pension and profit-sharing plans, charitable organizations, and other institutional investors. GuardCap offers long only Fundamental Global Equity and Fundamental Emerging Markets Equity strategies. GuardCap’s investment strategies seek to exploit a pervasive, ongoing anomaly in the way equity markets work: that markets focus primarily on the short-term future. Markets sometimes do not attribute sufficient value to the longer-term future earnings and cash flows of sustainably growing companies. GuardCap’s investment strategies emphasize long-term thinking, long-term forecasting and long holding periods, applied through a fundamental, company selection-based process designed to create concentrated portfolios of companies. As of June 30, 2021, GuardCap had assets under management of approximately $15.389 billion CAD ($12.369 billion USD).

GuardCap’s address is 11 Charles Street, 6th Floor, London, England SW1Y 4NS.

The following tables reflect the name, address and principal occupation of the principal executive officer and each director or general partner of Guardian Capital and GuardCap respectively.

Guardian Capital LP

Executive Officers, Directors and General Partners

Name	Address	Title	Principal Occupation
George Mavroudis	Commerce Ct W, Suite 3100, Toronto, Ontario, Canada M5L 1E8	Director, Chief Executive Officer	President & Chief Executive Officer of Guardian Capital Group Limited
Carl Verner Christensen	Commerce Ct W, Suite 3100, Toronto, Ontario, Canada M5L 1E8	Director, Senior Vice-President & Secretary	Senior Vice-President & Secretary of Guardian Capital Group Limited
Donald Yi	Commerce Ct W, Suite 3100, Toronto, Ontario, Canada M5L 1E8	Chief Financial Officer	Chief Financial Officer of Guardian Capital Group Limited
Matthew Dean Turner	Commerce Ct W, Suite 3100, Toronto, Ontario, Canada M5L 1E8	Director, Chief Compliance Officer	Senior Vice-President & Chief Compliance Officer of Guardian Capital Group Limited
Guardian Capital Inc.	Commerce Ct W, Suite 3100, Toronto, Ontario, Canada M5L 1E8	General Partner	NA
Guardian Capital Group Limited	Commerce Ct W, Suite 3100, Toronto, Ontario, Canada M5L 1E8	Direct Owner	NA

GuardCap Asset Management Limited

Executive Officers, Directors and General Partners

Name	Address	Title	Principal Occupation
George Mavroudis	11 Charles II St. 6th Floor London, UK SW1Y 4NS	Director	President & Chief Executive Officer of Guardian Capital Group Limited
Steven Andrew Ralph Bates	11 Charles II St., 6th Floor London, UK SW1Y 4NS	Director, Chief Investment Officer	Chief Investment Officer of GuardCap Asset Management Limited
Arieta Koshutova	11 Charles II St. 6th Floor London, UK SW1Y 4NS	Chief Operating Officer	Chief Operating Officer of GuardCap Asset Management Limited
Guardian Capital LP	Commerce Ct W, Suite 3100, Toronto, Ontario, Canada M5L 1E8	Shareholder	NA
Guardian Capital Group Limited	Commerce Ct W, Suite 3100, Toronto, Ontario, Canada M5L 1E8	Indirect Owner	NA

Current Alta Advisory Agreement

Pursuant to an agreement with the Trust, Alta Capital Management, LLC (“Alta”) currently serves as the investment adviser to the Fund (the “Current Alta Advisory Agreement”). Alta has served as the Adviser to the Fund since its inception, and is generally responsible for providing the day-to-day management of the Fund’s portfolio under the general oversight of the Trust’s Board. Alta provides those services pursuant to the Current Alta Advisory Agreement, which became effective with respect to the Fund on December 19, 2019.

At a quarterly meeting of the Trust’s Board held on December 11 and 12, 2019, the Board, including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and approved for an initial two-year period the following advisory agreements and related arrangements with respect to the Fund:

●	The Current Alta Advisory Agreement between the Trust and Alta;

●	A “participating affiliate” fund management structure pursuant to a Participating Affiliate Memorandum of Understanding among Alta, Guardian and GuardCap, each an affiliated entity under the common control of Guardian Capital Group Limited; and

●

A sub-advisory agreement between Alta and GuardCap (the “Prior Form of Sub-Advisory Agreement”) to become effective at such time that GuardCap’s status as a U.S. registered investment adviser is approved by the U.S. Securities and Exchange Commission (the “SEC”), and upon appropriate notification to the Board by Alta that it desires to proceed with effectuating the sub-advisory agreement.

For the fiscal period December 19, 2019 (commencement of operations) to September 30, 2020, the Fund did not pay Alta a management fee, after consideration of fee waivers and expense reimbursements.

The Adviser Transition

Alta is an indirect, majority-owned subsidiary of Guardian. As part of an overall restructuring and rebranding of Guardian’s U.S. mutual fund business, Guardian wishes to take over as the investment adviser of the Fund and to assume responsibility for providing the advisory services that are now provided to the Fund by Alta (the “Adviser Transition”). To effectuate this change, the Trust will need to enter into the New Guardian Advisory Agreement with Guardian, which will appoint Guardian as the Fund’s adviser. The New Guardian Advisory Agreement must be approved by the Trust’s Board (and its Independent Trustee’s voting separately) and by fund shareholders to become effective.

At a meeting of the Board held on June 16 and 17, 2021, the Board and the Independent Trustees, after careful consideration, unanimously voted, subject to shareholder approval, to appoint Guardian to serve as the investment adviser of the Fund, replacing Alta, and to assume responsibility for providing investment advisory services to the Fund. In connection with Guardian’s appointment, to serve as adviser to the Fund, the Board and the Independent Trustees voting separately also unanimously approved a form of investment advisory agreement between Guardian and the Trust (the “New Guardian Advisory Agreement”),subject to shareholder approval. The terms of the New Guardian Advisory Agreement differ from the terms of the Current Alta Advisory Agreement only with respect to revisions necessary to: (1) change the signatories by adding Guardian and removing Alta as the adviser; (2) change the effective date; and (3) delete certain sections from the Current Alta Advisory Agreement that relate to the Participating Affiliate Arrangement (discussed further below). A copy of the Form of the New Guardian Advisory Agreement is attached as Exhibit A.

The Participating Affiliate Arrangement

Alta has historically managed the Fund through a “participating affiliate” arrangement pursuant to which Alta has utilized the resources of GuardCap to manage the Fund’s investments. Alta, Guardian, and GuardCap are affiliated entities due to the fact that they are under the under the common control of Guardian Capital Group Limited. Under the terms of a Participating Affiliate Memorandum of Understanding between and among Alta, Guardian, and GuardCap, GuardCap is considered to be a “Participating Affiliate” of Alta Capital, as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission (“SEC”), allowing U.S.-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates, subject to the regulatory supervision of the registered adviser (the “Participating Affiliate Arrangement”).

This Participating Affiliate Arrangement allows the Fund to benefit from the investment advisory and trading expertise at GuardCap. For example, the current portfolio managers of the Fund—Michael Boyd and Giles Warren—are both employed by GuardCap. As portfolio Managers, Mr. Boyd and Mr. Warren are primarily responsible for recommending the securities to be purchased and sold for the Fund and the timing of those transactions. Mr. Boyd and Mr. Warren are assisted in their portfolio management of the Fund by an Investment Committee of the Adviser comprised of Michael Tempest, Chief Investment Officer of Alta, Melanie Peche, Portfolio Manager of Alta, Tyler A. Partridge, Portfolio Manager of Alta and Casey D. Nelsen, CFA®, Portfolio Manager of Alta. The Investment Committee has supervisory responsibility over GuardCap and the Portfolio Managers with respect to the services that they provide to the Fund, and has final decision-making authority on purchases and sales of securities recommended by the Fund’s Portfolio Managers.

This Participating Affiliate Arrangement was initially utilized because GuardCap’s pending application with the SEC to become a registered as an investment adviser had not yet been approved by the SEC when the Fund was launched in December, 2019. However, based on Alta’s representation that it might wish to utilize the sub-advisory fund management structure and employ GuardCap as a sub-adviser to the Fund once GuardCap became successfully registered as an adviser with the SEC, the Board and its Independent Trustees, at the same Board meeting that they approved Alta as the Fund’s adviser utilizing the Participating Affiliate arrangement with GuardCap, also approved GuardCap as a sub-adviser to the Fund, subject to the following contingencies: (1) GuardCap’s pending application to register as an investment adviser with the SEC was approved and declared effective; (2) Alta Capital advised the Trust’s Board that it wishes to convert to the sub-advisory fund management structure; (3) the Board approved a resolution to convert to the sub-advisory fund management structure; and (4) the total advisory and sub-advisory fees paid in the sub-advisory fund management structure did not exceed the advisory fee paid to Alta in the Participating Affiliate Arrangement. Under the Form of sub-advisory agreement that the Board approved (the “Prior Form of Sub-Advisory Agreement”), the Adviser would be paid an annual fee of 0.80% of the Fund’s average daily net assets, out of which it would pay 0.60% of the Fund’s average daily net assets to the sub-adviser.

The Sub-Adviser Appointment

Effective December 7, 2020, GuardCap became registered as an investment adviser with the SEC, which meant that the Participating Affiliate Arrangement was no longer necessary and that GuardCap could be appointed as a Sub-Adviser to the Fund. To date, however, Alta and GuardCap have continued to manage the Fund under the Participating Affiliate Arrangement and have not sought to officially appoint GuardCap as a Sub-Adviser to the Fund. Consequently, the Prior Form of Sub-Advisory Agreement that the Board approved in December, 2019 has not become operational. The previously approved Prior Form of Sub-Advisory Agreement cannot be utilized with Guardian as the Fund’s adviser because it lists Alta as the adviser to the Fund rather than Guardian, and by its terms terminates when the Current Alta Advisory Agreement with Alta terminates.

At a meeting of the Board held on June 16 and 17, 2021, the Board and its Independent Trustees voting separately, after careful consideration, also unanimously voted, in the best interest of Fund shareholders and subject to shareholder approval, to appoint GuardCap to serve as the investment sub-adviser of the Fund and to assume responsibility for providing investment sub-advisory services to the Fund (the “Sub-Adviser Appointment”), and to approve the New Sub-Advisory Agreement. The New Sub-Advisory must also be approved by Shareholders to become effective.

The terms of the New Sub-Advisory Agreement differ from the terms of the Prior Form of Sub-Advisory Agreement between the Fund and Alta only with respect to the revisions necessary to: (1) change the signatories by adding Guardian and removing Alta as the adviser; (2) change the effective date; (3) correct a non-material typographical error; and (4) update certain contact information. A copy of the Form of the New Sub-Advisory Agreement is attached as Exhibit B.

Impact of the Adviser Transition on the Fund’s Current Alta Advisory Agreement

Before Guardian can take over as the investment adviser of the Fund and assume responsibility for providing the advisory services that are now provided to the Fund by Alta, it will be required to enter into the New Guardian Advisory Agreement with the Trust. The 1940 Act requires that a New Guardian Advisory Agreement be approved by both a majority of an investment company’s independent trustees and “a majority of the outstanding voting securities,” as such term is defined under the 1940 Act. Therefore, Shareholders of the Fund are being asked to approve the New Guardian Advisory Agreement with Guardian. The Current Alta Advisory Agreement will terminate upon the execution of the New Guardian Advisory Agreement.

The Adviser Transition will not be consummated unless and until the Shareholders of the Fund have approved the New Guardian Advisory Agreement and the New Sub-Advisory Agreement. If such approvals are not obtained, the Board will take such actions as it deems necessary and appropriate and in the best interests of the Shareholders of the Fund. Among the actions that the Board might consider are: (1) permitting the Fund to continue to operate in its current “Participating Affiliate” fund structure, with Alta continuing as the Adviser and GuardCap as the Participating Affiliate; (2) authorizing Alta to continue to serve as the Fund’s adviser, but converting from the Participating Affiliate arrangement with GuardCap to the subadvisory model with GuardCap, an arrangement that the Board contingently approved prior to the Fund’s inception; or (3) closing the Fund and then perhaps approving the startup of a new fund in the Guardian-GuardCap sub-advisory model.

Impact of the Sub-Adviser Appointment on the Fund’s Prior Form of Sub-Advisory Agreement

Before GuardCap can take over as the investment sub-adviser of the Fund and assume responsibility for providing sub-advisory services, it will be required to enter into the New Sub-Advisory Agreement with Guardian. The 1940 Act requires that a new sub-advisory agreement be approved by both a majority of an investment company’s Independent Trustees and “a majority of the outstanding voting securities,” as that term is defined under the 1940 Act. Therefore, Shareholders of the Fund are being asked to approve the New Sub-Advisory Agreement.

GuardCap has historically provided services to the Fund under the Participating Affiliate Arrangement and has not previously entered in a sub-advisory agreement with the Fund. Consequently, there is no current sub-advisory agreement in effect that will need to be terminated upon the execution of the New Sub-Advisory Agreement. The Prior Form of Sub-Advisory Agreement will simply be disregarded.

The Sub-Adviser Appointment will not be consummated unless and until the Shareholders of the Fund have approved the New Guardian Advisory Agreement and the New Sub-Advisory Agreement. If such approvals are not obtained, the Board will take such actions as it deems necessary and appropriate in the best interests of the Shareholders of the Fund. Among the actions that the Board might consider are: (1) permitting the Fund to continue to operate in its current “Participating Affiliate” fund structure, with Alta continuing as the Adviser and GuardCap as the Participating Affiliate; (2) authorizing Alta to continue to serve as the Fund’s adviser, but converting from the Participating Affiliate arrangement with GuardCap to the subadvisory model with GuardCap, an arrangement that the Board contingently approved prior to the Fund’s inception; or (3) closing the Fund and then perhaps approving the startup of a new fund in the Guardian-GuardCap sub-advisory model.

Benefits of the Adviser Transition and Sub-Adviser Appointment

In its deliberations as to whether to approve the New Guardian Advisory Agreement and the New Sub-advisory Agreement, the Board considered, among other things, Guardian’s and GuardCap’s qualifications, their philosophy of management, the historical performance of the Fund and the fundamental global equity strategy, and their operational methods, and considered the following potential benefits to the Fund and its Shareholders:

•	The Fund may benefit from Guardian’s and GuardCap’s extensive investment expertise, especially with respect to Guardian’s fundamental global equity strategy.

•	There will be no change in the aggregate fees payable by the Fund under the New Guardian Advisory Agreement and the New Sub-Advisory Agreement, nor is it expected that the Fund will bear any increase in the aggregate amount of other fees or expenses as a result of the Adviser Transition or the Sub-Adviser Appointment.

•	The Fund may benefit from a New Guardian Operating Expenses Limitation Agreement between Guardian and the Fund (“New OELA”), to be effective upon consummation of the Adviser Transition, on substantially the same terms as the current expense limitation agreement between the Fund and Alta (“Current OELA”). The expense cap in the New OELA mirrors that of the Fund’s current expense limitation agreement and therefore the total fees and expenses borne by the Fund are expected to remain the same.

•	Guardian (and not the Fund) is obligated to pay the Sub-Advisory Fee to GuardCap in the New Sub-Advisory Agreement.

•	Guardian is well-capitalized and well insured and is able to attract and retain personnel necessary to provide quality investment advisory services to the Fund.

•	GuardCap’s global equity team’s extensive investment experience.

Information Concerning the Ownership of Share of the Fund by Management, Trustees, and Principal Shareholders

Only shareholders of record at the close of business on August 24, 2021 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting. The information discussed below relates to beneficial ownership of shares in the Fund as of the Record Date by: (1) Trustees and Officers of the of the Fund; (2) Representatives of Fund Management (including the Adviser and Sub-Adviser); (3) shareholders beneficially owning more than 25% of a Fund’s shares (“Control Persons”); and (4) shareholders owning more than 5% of a Fund shares (“Principal Shareholders”).

In situations where representatives of Fund management, including the Adviser or Sub-Adviser, beneficially own a large percentage of Fund shares, there is the potential that such owners may influence or even control the outcome of any proposal submitted to Fund Shareholders for approval. In such situations, both the Trustees and the Adviser must evaluate whether there are any conflicts of interest between the representatives of Fund Management and Fund shareholders with respect to the proposals under consideration, and if so, disclose them. With respect to the proposals under consideration, because their approval will not result in any change to the services that the Adviser will provide to the Fund(s), the portfolio managers involved in providing such services, and the fees that the Adviser will be paid for such services, the Trustees and the Adviser both are of the view that no such material conflict of interest exists.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. “Control” for this purpose is the ownership of more than 25% or more of a Fund’s voting securities. Under Section 2(a) (9) of the 1940 Act, the beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund. A controlling Shareholder could control the outcome of any proposal submitted to the Shareholders for approval.

Shareholders who beneficially own 5% or more of the voting securities of a Fund are characterized by SEC Rules as Principal Shareholders. Such Shareholders also may also influence the outcome of any proposal submitted to the Shareholders for approval.

Information concerning beneficial ownership of fund shares in each of these categories for the Fund is included in Exhibit D.

Voting Information

Who is Eligible to Vote? Shareholders of record of the Fund as of the close of business on the Record Date, are entitled to vote on the proposals at the Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Quorum. In order for a vote on each Proposal to occur at the Meeting, there must exist a quorum of shareholders of the Fund. Under the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), a majority of Shares (as defined by the “Declaration of Trust”) entitled to vote constitutes a quorum for the transaction of business at a Shareholders’ meeting. With respect to the Fund, the presence at the Meeting, in person or by proxy, of shareholders representing at least a majority of the Fund’s shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Meeting. For purposes of determining the presence of a quorum, abstentions, and broker “non-votes” will be counted as present. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a simple majority of the Fund’s shares cast at the Meeting, even if the number of votes cast is fewer than the number required for a quorum, and any adjournment with respect to the Proposals will require the affirmative vote of the holders of a simple majority of the Fund’s shares entitled to vote on the Proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Vote Required to Pass the Proposals. As provided under the 1940 Act and required by the Current Management Agreement, approval of Proposals 1 and 2 will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting. Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. It is the Trust’s understanding that because each of the proposals presented for approval at the meeting is a “non-routine” matter, broker-dealers and other intermediaries will not have discretionary authority to vote on the matters expected to be presented at the Special Meeting in the absence of specific authorization from their customers. Consequently, there are unlikely to be any “broker non-votes” at the Special Meeting. “Broker non-votes” would otherwise have the same effect as abstentions (that is, they could be counted as present for purposes of determining the presence of a quorum and would be treated as if they were votes against the proposal).

Proxies and Voting at the Meeting. Shareholders may use the Proxy Card provided if they are unable to attend the meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting. Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Trust shown at the beginning of this Proxy Statement), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw a previously submitted proxy and vote in person. To obtain directions on how to attend the Meeting and vote in person, please call AST at 1-877-478-5044.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal referred to in the Proxy Statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Meeting. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their Proxy Card to vote their shares. Shareholders will need to enter the control number set forth on their Proxy Card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses

AST has been retained as proxy solicitor and tabulator. Guardian will assist in the solicitation of proxies under a contract with AST. The solicitation of proxies may occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate Shareholders’ identities to allow Shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a Shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed Proxy Card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph is estimated to be $44,866. The cost of solicitation will be borne by Guardian. In addition to the solicitation by mail, officers and employees of Guardian, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.

The Fund will not bear any expenses in connection with the Adviser Transition or Sub-Adviser Appointment, including any costs of soliciting Shareholder approval. Guardian will not seek reimbursement from the Fund for any costs associated with the proxy.

Shareholder Proposals for Subsequent Meetings

The Fund does not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent Shareholder meeting should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.

Householding

If possible, depending on Shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to Shareholders at the same address. However, each Shareholder will receive separate Proxy Cards. If you would like to receive a separate copy of the Proxy Statement, please call AST at 1-877-478-5044. If you currently receive multiple copies of Proxy Statements or Shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-957-0681 or write to the Fund at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of Shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its Shareholders.

PROPOSAL 1

TO APPROVE THE NEW GUARDIAN ADVISORY AGREEMENT BETWEEN

CAPITOL SERIES TRUST AND Guardian Capital LP AS it relates to the

Guardian Capital Fundamental global equity fund

Background

Pursuant to an agreement with the Capitol Series Trust (the “Trust”), Alta Capital Management, LLC (“Alta”) currently serves as the investment adviser to the Fund (the “Current Alta Advisory Agreement”). Alta is an indirect, majority-owned subsidiary of Guardian Capital LP (“Guardian”). As part of an overall restructuring and rebranding of Guardian’s U.S. mutual fund business, Guardian wishes to take over as the investment adviser of the Fund and to assume responsibility for providing the advisory services that are now provided to the Fund by Alta (the “Adviser Transition”).

At a meeting of the Board held on June 16 and 17, 2021, the Board and its Independent Trustees voting separately, after careful consideration, unanimously voted, in the best interest of Fund shareholders and subject to shareholder approval, to appoint Guardian to serve as the investment adviser of the Fund and to assume responsibility for providing the advisory services that Alta currently provides to the Fund (the “Adviser Transition”). To appoint Guardian as adviser to the Fund, the Board and the Independent Trustees also unanimously approved a form of investment advisory agreement between Guardian and the Trust (the “New Guardian Advisory Agreement”). The New Guardian Advisory Agreement must be approved by Shareholders of the Fund to become effective.

The Board, including its Independent Trustees voting separately, has unanimously approved the New Guardian Advisory Agreement and believes it to be in the best interests of the Fund and its Shareholders. Shareholders are being asked to approve the New Guardian Advisory Agreement between the Trust and Guardian with respect to the Fund. The terms and conditions of the New Guardian Advisory Agreement will be substantially similar to all material terms and conditions of the Current Alta Advisory Agreement except for revisions necessary to: (1) change the signatories to the agreement by adding Guardian and removing Alta as the Fund’s Adviser; (2) change the effective date; and (3) delete certain sections from the Current Alta Advisory Agreement that deal with the Participating Affiliate.

The Board approved a change in the Fund’s name from “Guardian Fundamental Global Equity Fund” to the “Guardian Capital Fundamental Global Equity Fund.” This name change became effective as of August 23, 2021, as reflected in supplements to the Fund’s prospectus and SAI filed on July 28, 2021. The Adviser Transition, Sub-Adviser Appointment, and name change will not affect your account with the Fund. You will still own the same number of shares in the Fund that you currently own, and the value of your investment will not change as a result of Guardian taking over as the adviser to the Fund or GuardCap becoming a sub-adviser to the Fund. In addition, the same experienced, high quality portfolio managers will continue managing the Fund without interruption.

The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by Guardian. Guardian will not seek reimbursement from the Fund for any costs associated with the proxy.

Summary of the Terms of the Current Alta Advisory Agreement and the New Guardian Advisory Agreement

A copy of the New Guardian Advisory Agreement is attached as Exhibit A. The following description is a summary that discusses all relevant and material terms of that agreement. However, you should refer to Exhibit A for the full text of the New Guardian Advisory Agreement. There are no differences between the terms of the New Guardian Advisory Agreement and the Current Alta Advisory Agreement with respect to services provided by the adviser, and the Agreements are identical with respect to the advisory fees paid to the adviser. There are no material differences between the Current Alta Advisory Agreement and the New Guardian Advisory Agreement. Non-material changes include revisions necessary to: (1) change the signatories by adding Guardian and removing Alta as the adviser; (2) change the effective date; and (3) delete certain sections from the Current Alta Advisory Agreement that deal with the Participating Affiliate Arrangement, which are no longer necessary in light of GuardCap becoming an SEC-registered adviser.

Services Rendered by the Adviser to the Funds. Both the New Guardian Advisory Agreement and the Current Alta Advisory Agreement require the adviser (as applicable, Alta under the Current Alta Advisory Agreement and Guardian under the New Guardian Advisory Agreement) (the “Adviser”) to assume all investment duties and have full discretionary power and authority with respect to the investment of the assets of the Fund. Without limiting the generality of the foregoing, both the New Guardian Advisory Agreement and the Current Alta Advisory Agreement require the Adviser, with respect to the assets of each Fund, to: (i) obtain and evaluate such information and advice relating to the economy, securities markets, and securities and other investments as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest Fund assets in a manner reasonably consistent with the directions and policies set from time to time by the Board and any amendments thereto (“Board Policies”), the Organic Documents, the Prospectus, the Procedures (the Board Policies, the Organic Documents, the Prospectus, and the Procedures, collectively, the “Governing Documents”), and any other written guidelines or restrictions agreed to in writing by the Trust and the Adviser with respect to the Fund that are not inconsistent with the Governing Documents (the “Adviser Guidelines”), each as promptly provided to the Adviser by the Trust; (iii) determine the securities and other investments to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities owned by the Fund and exercise all other voting rights with respect to such securities in accordance with the proxy voting policies and procedures approved by the Board; (vi) promptly issue settlement instructions to custodians designated by the Trust on behalf of the Fund; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Trust, on behalf of the Fund, may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including, the placing of purchase and sale orders, selecting broker-dealers to execute such orders on behalf of the Fund, negotiating commission rates to be paid to broker-dealers, opening and maintaining trading accounts in the name of the Fund, and executing for each Fund, as its agent and attorney-in-fact, standard institutional customer agreements with broker-dealers, each as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under the Agreement.

Advisory Fee. Both the New Guardian Advisory Agreement and Current Alta Advisory Agreement contain identical fee structures. Both agreements provide that the Adviser shall be entitled to receive a contractual advisory fee from the Fund equal to an annual rate of 0.80% of the Fund’s average daily net assets.

Duration and Termination. Both the New Guardian Advisory Agreement and the Current Alta Advisory Agreement provide that they will become effective with respect to the Fund as of the date first written in the agreement after the requisite approval of the Independent Trustees of the Board and a vote of a majority of the Fund’s outstanding voting securities if required by the 1940 Act or applicable staff interpretations thereof. Both agreements provide that they shall remain in effect for the Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual approval by the Board’s Independent Trustees or Shareholders as required by the 1940 Act. Both the New Guardian Advisory Agreement and the Current Alta Advisory Agreement also provide, however, that if the continuation of the agreement is not approved, the Adviser may continue to render to that Fund the services described in the Advisory Agreement in the manner and to the extent permitted by applicable law.

Both the New Guardian Advisory Agreement and the Current Alta Advisory Agreement provide that the Advisory Agreement may be terminated immediately by the Trust with respect to the Fund if the Board, in its reasonable discretion and having due regard to the protection of investors and to the effectuation of the policies declared in section 1(b) of the 1940 Act, find that the services being rendered by the Adviser under the agreement fail in a material way to provide responsible management to the Fund as reasonably expected by an investment adviser, as defined in the Advisers Act. In such circumstances, the Adviser is given the opportunity, within ten (10) days of receipt of a written notice describing any such failure and the reasons therefor in reasonable detail, to cure the failure that is the subject of such notice.

Both the New Guardian Advisory Agreement and the Current Alta Advisory Agreement also permit the termination of the agreement by either party at any time by written notice of at least 60 days to the other party. Action by the Trust to terminate the Agreement may be taken either (i) by vote of a majority of its Independent Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund. Under both the Current Alta Advisory Agreement and the New Guardian Advisory Agreement, termination of the Agreement by either party pursuant to the referenced contractual provisions is not subject to the payment of any penalty. Finally, both the New Guardian Advisory Agreement and the Current Alta Advisory Agreement provide that the Advisory Agreement shall terminate immediately upon its assignment.

Payment of Expenses. Under both the New Guardian Advisory Agreement and the Current Alta Advisory Agreement, the Adviser is responsible for paying its own expenses in connection with rendering the services it is required to provide under the agreement. In addition, the Adviser is responsible under each agreement for: (i) the Fund’s organizational expenses (unless reimbursement from the Trust is requested pursuant to Section 4(b) of the Agreement); (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and specifically requested by, the Adviser (unless such cost is otherwise allocated by the Board); (iii) any costs of liquidating or reorganizing the Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board); (iv) amendments to the Registration Statement (other than amendments implemented in connection with the annual Registration Statement update) or supplements to the Prospectus as specifically requested by the Adviser (collectively, “Updates”) (unless such cost is otherwise allocated by the Board); and (v) the dissemination of such Updates (unless such cost is otherwise allocated by the Board). Under both the New Guardian Advisory Agreement and the Current Alta Advisory Agreement, the Adviser is also responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit of the Current OELA and will continue to be responsible for such operating expenses under the New OELA, which is identical in its terms to the Current OELA.

Under both the New Guardian Advisory Agreement and the Current Alta Advisory Agreement, the Trust is responsible for and assumes the obligation for payment of all Trust expenses not waived, assumed or agreed to be paid by the Adviser, including but not limited to: (i) the fee payable under the Agreement; (ii) the fees payable to the administrator under an agreement between the administrator and the Trust; (iii) expenses of issuance, transfer, repurchase and redemption of Shares; (iv) interest charges, taxes, brokerage fees and commissions, dividends on short sales, and other fees and expenses incurred in connection with borrowings or the acquisition, holding, and disposition of securities and other investments; (v) premiums of insurance for the Trust, its Trustees and officers, and fidelity bond premiums; (vi) fees and expenses of third parties, including the Trust’s Independent public accountant(s), custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) telecommunications expenses; (x) funds’ transmission expenses; (xi) auditing, legal and compliance expenses; (xii) costs of maintaining the Trust’s existence; (xiii) costs of preparing, filing and printing the Trust’s prospectuses, subscription application forms and shareholder reports, advertising materials, and other communications and delivering them to potential or existing record and beneficial shareholders; (xiv) expenses of meetings of Shareholders and proxy solicitations therefor; (xv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of Shares and of preparing tax returns; (xvi) costs of reproduction, stationery, supplies and postage; (xvii) fees and expenses of the Trustees and officers (xviii) costs of Board, Board committee and other corporate meetings; (xix) SEC registration fees and related expenses; (xx) state, territory or foreign securities laws registration fees and related expenses; (xxi) all fees and expenses paid by the Trust in accordance with any Plan; and (xxii) all other costs of its operations including any extraordinary and non-reoccurring expenses including litigation, proceedings, claims and indemnification obligations to its trustees, officers, and service providers, except as herein otherwise prescribed.

Finally, under both the New Guardian Advisory Agreement and the Current Alta Advisory Agreement, to the extent that the Adviser pays fees with respect to the Fund, in addition to any distribution or servicing fees paid by the Fund, to a third party, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other servicing or distribution services, the Adviser is required to report such payments (and to which third parties) regularly to the Trust.

Brokerage and Best Execution. Under both the Current Alta Advisory Agreement and New Guardian Advisory Agreement, the Adviser’s primary consideration in effecting transactions on behalf of the Fund is to seek best execution. In selecting broker-dealers to execute transactions, the Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and applicable regulations and interpretations, the Adviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. Subject to compliance with Section 28(e), the Adviser may cause each Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission each Fund might have paid to a different broker-dealer for the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients.

The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Adviser, the orders must be allocated as to price and amount among all such accounts in a manner believed to be equitable and consistent with its fiduciary obligations to the Fund and such other accounts.

Use of Sub-advisers. Under both the Current Alta Advisory Agreement and New Guardian Advisory Agreement, the Adviser, at its own expense, may carry out any of its obligations under this Agreement by employing, subject to the approval, direction and control of the Board, one or more Sub-advisers who are registered as investment advisers pursuant to the Advisers Act. The Adviser is authorized and/or required to (i) evaluate, select and recommend Sub-advisers to manage all or a portion of a Fund’s assets; (ii) allocate and, when appropriate, reallocate a Fund’s assets among multiple Sub-advisers; (iii) terminate any Sub-adviser; (iv) monitor and evaluate each Sub-adviser’s performance; and (v) implement procedures reasonable designed to help ensure that Sub-advisers, in providing services to a Fund, comply with the Fund’s investment objective, investment policies, and investment restrictions documented in the Board Policies and Procedures, and the Trust’s Organic Documents, and the Fund’s Prospectus, and comply with relevant securities ad tax laws. Despite the Advisor’s ability to employ Sub-advisers to perform the duties permitted by the Agreement, the Adviser retains overall supervisory responsibility for the general management and investment of a Fund’s assets. The Adviser is liable under each Agreement: (i) for its failure to exercise good faith in the employment of a Sub-adviser; (ii) for its failure to exercise appropriate supervision of a Sub-adviser; and (iii) as may be otherwise agreed by the Trust and the Adviser in writing. Subject to the review and approval of the Board, the Adviser and the requirements of the 1940 Act, the Adviser may enter into and amend Sub-advisory Agreements with new or current Sub-advisers; and may replace any Sub-adviser. Each Sub-adviser’s employment must be evidenced by a separate written agreement approved by the Board and, to the extent required by law or regulation, by the shareholders of the Fund.

Limitation on Liability and Indemnification. Under both the New Guardian Advisory Agreement and the Current Alta Advisory Agreement, the Adviser agrees to indemnify the Trust, the Fund and the Trust’s officers, trustees, employees, affiliates and agents (each, a “Trust Indemnitee”) for, and to defend and hold each Trust Indemnitee harmless from, all losses, costs, damages and expenses (including reasonable legal fees) (collectively, “Losses”) incurred by the Trust Indemnitee and arising from or in connection with the performance of the agreement or a sub-advisory agreement and resulting from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under the agreement or a sub-advisory agreement, the Adviser’s reckless disregard of its duties or obligations under the agreement or a sub-advisory agreement, or the breach of its fiduciary duty to the Trust under federal securities laws or state laws; provided, however, no such indemnification shall be required to the extent that the Losses result from the Trust’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or the Trust’s reckless disregard of its duties or obligations under this Agreement.

Under both the New Guardian Advisory Agreement and the Current Alta Advisory Agreement, the Trust agrees to indemnify the Adviser, its officers, directors, employees, affiliates and agents (each, an “Adviser Indemnitee”) for, and to defend and hold each Adviser Indemnitee harmless from all Losses incurred by the Adviser Indemnitee and arising from or in connection with the performance of its duties under this Agreement; provided, however, no such indemnification shall be required to the extent that the Losses result from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under the agreement or a sub-advisory agreement, the Adviser’s reckless disregard of its duties or obligations under the agreement or a sub-advisory agreement, or the Adviser’s breach of its fiduciary duty under federal securities laws and state law.

Board Consideration of the Approval of the New Guardian Advisory Agreement

The Board approved the New Guardian Advisory Agreement at a meeting held on June 16 and 17, 2021 (the “June Meeting”). Prior to the June Meeting, the Board received and considered information from Guardian and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the New Guardian Advisory Agreement (the “Support Materials”). In addition, at the June Meeting, representatives of Guardian met with the Board and Counsel to the Independent Trustees by videoconference to discuss the Adviser Transition and the New Guardian Advisory Agreement. Before voting to approve the New Guardian Advisory Agreement as in the best interest of the Fund and its shareholders, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and discussed a memorandum from such counsel discussing the legal standards for the Board’s consideration of the New Guardian Advisory Agreement. In approving the New Guardian Advisory Agreement, the Board considered substantially the same factors as it considered in initially approving the Current Management Agreement, which occurred at the Board’s meeting on December 11 and 12, 2019, in addition to new information regarding the Adviser Transition, peer group expense and performance data provided by Broadridge for comparison purposes through April 30, 2021, performance data for the Fund compared to its benchmark index through April 30, 2021 as provided by Alta, and performance composite data of the Guardian Fundamental Global Equity Composite for various time periods through March 31, 2021 as provided by Guardian. This information formed the primary basis for the Board’s determinations.

In determining whether to approve the New Guardian Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services to be provided by Guardian with respect to the Fund; (2) the cost of the services to be provided and the profits to be realized by Guardian from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fees for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Guardian resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year and the Support Materials, the Board considered whether the overall arrangements between the Trust and Guardian set forth in the New Guardian Advisory Agreement are fair and reasonable in light of the services Guardian will perform, the investment advisory fees that the Fund will pay to Guardian, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. After reviewing the Support Materials and considering other information provided to the Board during the course of the previous year, the Board determined that it had all the information it deemed reasonably necessary to make an informed decision about the approval of the New Guardian Advisory Agreement. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the New Guardian Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Guardian will provide under the New Guardian Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Guardian effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; (6) performing compliance services on behalf of the Fund; and (7) engaging in marketing activities. The Trustees noted no changes to the services that the Fund would receive under the terms of the New Guardian Advisory Agreement compared to that of the Current Alta Advisory Agreement with Alta. The Trustees considered Guardian’s capitalization and its assets under management. The Trustees further considered Guardian’s investment philosophy, research process, the industry experience of its management team, and the industry experience of the Fund’s portfolio managers. The Trustees also noted the Fund’s performance compared to its benchmark index, including the fact that the Fund had underperformed its benchmark index for the one-year, year-to-date, and since inception periods ended April 30, 2021. The Trustees also considered the Fund’s performance compared to the World Large Stock Growth Morningstar category and the custom peer group. The Trustees noted that the Fund underperformed both the medians of the Morningstar category and custom peer group for the one-year and since inception periods ended April 30, 2021. The Trustees further considered Guardian’s discussion and explanation with regard to periods of unfavorable performance, noting that the Fund’s performance covered a relatively short time period marked by significant market volatility, that the Fund had outperformed its Morningstar category and/or its benchmarks across relevant time periods in several quarterly meetings in the preceding year when its performance was reviewed, and the historical longer term-performance of GuardCap’s composite in this strategy was strong relative to its Morningstar Category and benchmarks. Based upon the foregoing, the Trustees concluded that they are satisfied with the nature, extent, and quality of services that Guardian would provide to the Fund under the New Guardian Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that the Fund would pay to Guardian under the New Guardian Advisory Agreement, as well as Guardian’s projected profitability from the services that it will render to the Fund. The Board noted the overall profitability of Guardian, as reflected in its financial statements. The Trustees noted the financial commitment by Guardian to the Fund pursuant to the New OELA, and emphasized that Guardian had contractually agreed to reduce its management fees, and if necessary, to reimburse the Fund for its operating expenses, to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage fees and commissions, dividend expense on short sales, interest, taxes, and extraordinary expenses) do not exceed the amount specified in the New OELA through January 31, 2023.

Comparative Fee and Expense Data. The Trustees noted that the Fund’s contracted advisory fee paid to the current adviser, Alta, would not change under the New Guardian Advisory Agreement with Guardian. The Trustees noted that the Fund’s contracted advisory fee was higher than the average and median of both the Morningstar peer group and the custom peer group, but not exceedingly so. The Trustees then reviewed the Fund’s gross and net total expense ratios (reflected with and without the effect of fee waivers and expense reimbursements) relative to the custom peer group and the Morningstar category. The Trustees noted that the Fund’s total net expense ratio was higher than the average and median of both the Morningstar peer group and the custom peer group, but not exceedingly so. With regard to the Fund’s gross total expense ratio, the Trustees noted that the Fund’s gross total expense ratio was below the average and above the median reported for the Morningstar peer group category, and above both the average and median reported for the custom peer group. Further, it was noted that the Fund was the smallest of the peer group funds with $15.97 million in average net assets, relative to the Morningstar peer group median of $86.57 million and the custom peer group median of $333.80 million in average net assets. They further considered the fees paid by Guardian’s separately managed accounts and other investment advisory relationships to other accounts with similar investment objectives and strategies to that of the Fund, noting the differences in the services provided to these accounts compared to the services to be provided to the Fund. In particular, they noted that Guardian would perform additional responsibilities with respect to the Fund, including compliance, reporting and operational responsibilities. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, or from one investment product to another, the Trustees concluded that Guardian’s advisory fee would be fair and reasonable, and that the services provided to the Fund by Guardian and its affiliated companies would continue substantially unchanged.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale, but did not find that any material economies exist at this time. Nevertheless, the Trustees were satisfied with Guardian’s commitment to the Fund, and also satisfied with Guardian’s projections of future profitability. The Trustees noted Guardian’s view that that due to the Fund’s low net asset total, fee breakpoints are not necessary or appropriate at this time.

Other Benefits. The Trustees noted that Guardian does not utilize soft dollar arrangements with respect to portfolio transactions and does not use affiliated brokers to execute portfolio transactions. The Trustees also considered Guardian’s selection of its affiliate, GuardCap, to serves as Sub-Adviser to the Fund and the fees to be received by GuardCap for providing the sub-advisory services. The Trustees further noted that any sub-advisory fee paid to GuardCap would be paid out of the investment advisory fees paid by the Fund to Guardian and not be paid by the Fund. The Trustees noted that Guardian had confirmed that there were no economic or other benefits to Guardian associated with the selection or use of any particular providers for the Fund’s portfolio. The Trustees concluded that all things considered, Guardian would not receive material additional financial benefits from services rendered to the Fund.

Other Considerations. The Trustees also considered potential conflicts for Guardian with respect to relationships forged with service providers to the Fund. The Trustees noted that both they and Counsel have discussed with representatives of Guardian their duty of loyalty relative to the selection of service providers and the conflicts that could develop relative to any relationship that Guardian may form with a specific service provider. Based on the assurances and representations from Guardian, the Trustees concluded that no conflict of interest currently exists that could adversely impact the Fund.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board and the Independent Trustees voting separately unanimously approved the New Guardian Advisory Agreement for the Fund on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders.

Required Vote

Approval of this proposal requires the affirmative vote of “a majority of outstanding voting securities” of the Fund. Under the 1940 Act and the terms of the Current Alta Advisory Agreement, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY

RECOMMENDS THAT YOU VOTE “FOR” THE NEW GUARDIAN ADVISORY

AGREEMENT BETWEEN THE TRUST AND GUARDIAN as it relates to the Fund

PROPOSAL 2

TO APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN

Guardian Capital LP AND GuardCap Asset Management Limited AS it

relates to the Guardian Capital Fundamental global equity fund

Background

Pursuant to an agreement with the Capitol Series Trust (the “Trust”), Alta Capital Management, LLC (“Alta”) currently serves as the investment adviser to the Fund (the “Current Alta Advisory Agreement”). Alta is an indirect, majority-owned subsidiary of Guardian Capital LP (“Guardian”). As part of an overall restructuring and rebranding of Guardian’s U.S. mutual fund business, Guardian proposes to take over as the investment adviser of the Fund from and to assume responsibility for providing the advisory services that are now provided to the Fund by Alta (the “Adviser Transition”).

Alta has historically managed the Fund through a “participating affiliate” arrangement pursuant to which Alta has utilized the resources of GuardCap Asset Management Limited (“GuardCap”) to manage the Fund’s investments. Alta, Guardian, and GuardCap are affiliated entities due to the fact that they are under the under the common control of Guardian Capital Group Limited. Under the terms of a Participating Affiliate Memorandum of Understanding between and among Alta, Guardian, and GuardCap, GuardCap is considered to be a “Participating Affiliate” of Alta Capital, as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission (“SEC”), allowing U.S.-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates, subject to the regulatory supervision of the registered adviser (the “Participating Affiliate Arrangement”). This Participating Affiliate Arrangement allows the Fund to benefit from the investment advisory and trading expertise at GuardCap. For example, the current portfolio managers of the Fund—Michael Boyd and Giles Warren—are both employed by GuardCap. As portfolio Managers, Mr. Boyd and Mr. Warren are primarily responsible for recommending the securities to be purchased and sold for the Fund and the timing of those transactions.

This Participating Affiliate Arrangement was initially utilized due to the fact that GuardCap was not yet registered with the SEC at the launch of the Fund, and therefore, could not serve as the Fund’s adviser or sub-adviser. However, anticipating that GuardCap would become a registered adviser with the SEC in the future, at a meeting of the Trust’s Board held on December 11 and 12, 2019, the Board, including all of the Trustees who are not “interested persons,” also considered and approved for an initial two-year period a sub-advisory agreement between Alta and GuardCap (the “Prior Form of Sub-Advisory Agreement”) to become effective at such time that GuardCap’s status as a U.S. registered investment adviser is approved by SEC, and upon appropriate notification to the Board by Alta that it desires to proceed with effectuating the sub-advisory agreement. Effective December 7, 2020, GuardCap became registered as an investment adviser with the SEC, which meant that the Participating Affiliate Arrangement was no longer necessary and that GuardCap could be appointed as a Sub-Adviser to the Fund. However, GuardCap was never appointed as a sub-adviser under the Prior Form of Sub-Advisory Agreement. Now that Guardian is taking over as adviser to the Fund, the Prior Form of Sub-Advisory Agreement will no longer be effective as it will no longer contain the correct advisory entity.

At a meeting of the Board held on June 16 and 17, 2021, the Independent members of the Board, after careful consideration, determined to select GuardCap to serve as the investment sub-adviser of the Fund and to assume responsibility for providing investment sub-advisory services to the Fund (the “Sub-Adviser Appointment”). In order to appoint GuardCap as sub-adviser, the Board has approved an investment sub-advisory agreement between Guardian and GuardCap (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement must be approved by Shareholders to become effective.

The Board, including a majority of Independent trustees, has approved the New Sub-Advisory Agreement and believes it to be in the best interests of the Fund and its Shareholders. Shareholders are being asked to approve the New Sub-Advisory Agreement between Guardian and GuardCap with respect to the Fund. The terms and conditions of the New Sub-Advisory Agreement will be substantially similar to all material terms and conditions of the Prior Form of Sub-Advisory Agreement, which was approved by the Board but never entered into, except for revisions necessary to: (1) change the signatories by adding Guardian and removing Alta as the adviser, (2) change the effective date, (3) correct a non-material typographical error, and (4) update certain contact information.

The Board approved a change in the Fund’s name from “Guardian Fundamental Global Equity Fund” to the “Guardian Capital Fundamental Global Equity Fund.” This name change became effective as of August 23, 2021, as reflected in supplements to the Fund’s prospectus and SAI filed on July 28, 2021. The Adviser Transition, Sub-Adviser Appointment, and name change will not affect your account with the Fund. You will still own the same number of shares in the Fund that you currently own, and the value of your investment will not change as a result of Guardian taking over as the adviser to the Fund or GuardCap becoming a sub-adviser to the Fund. In addition, the same experienced, high quality portfolio managers will continue managing the Fund without interruption.

The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by Guardian. Guardian will not seek reimbursement from the Fund for any costs associated with the proxy.

Terms of the Prior Form of Sub-Advisory Agreement and the New Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached as Exhibit B. The following description is a summary that discusses all relevant and material terms of that agreement. However, you should refer to Exhibit B for the full text of the New Sub-Advisory Agreement. There are no differences between the terms of the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement with respect to services provided by the sub-adviser, and the agreements are identical with respect to the sub-advisory fees paid to the sub-adviser. There are no material differences between the Prior Form of Sub-Advisory Agreement and the New Sub-Advisory Agreement. Non-material changes include revisions necessary to: (1) change the signatories by adding Guardian and removing Alta as the adviser, (2) change the effective date, (3) correct a non-material typographical error, and (4) update certain contact information. Both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement contain identical fee structures. The sub-advisory fee payable under the New Sub-Advisory Agreement will remain at an annual rate of 0.60% of the Fund’s average daily net assets. The Prior Form of Sub-Advisory Agreement was never executed or implemented.

Services Rendered by the Sub-Adviser to the Funds. Both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement require GuardCap (the “Sub-Adviser”) to, subject to the control and supervision of the Board and the Adviser, continuously furnish to the Fund an investment program for such portion, if any, of Fund assets that are allocated to it by the Adviser from time to time.

Under both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement, the Sub-Adviser is: (i) responsible for making investment decisions and placing all brokerage orders for the purchase and sale of portfolio securities consistent with all applicable laws, the stated investment objective, policies and restrictions of the Fund, as stated in the then-current registration statement of the Fund, and such other guidelines as the Adviser may establish; (ii) required to provide the Adviser and the Trust’s Chief Compliance Officer (“CCO”) with quarterly compliance reports relating to its duties under the Sub-Advisory Agreement and on an as needed basis; (iii) upon the Adviser’s request, required to provide assistance in the valuation of the portfolio securities of the Fund and obtaining information about securities that may be purchased for the Fund by the Sub-Adviser with respect to which reliable prices are not available through customary pricing services and otherwise assisting the Fund in pricing such assets appropriately, and promptly bring to the attention of Adviser any events that Sub-Adviser determines to be “significant events” that may come to the attention of Sub-Adviser and that Sub-Adviser believes are reasonably likely to affect the price of such securities; (iv) required to vote proxies for the Fund in a manner consistent with the Sub-Adviser’s Proxy Voting Policy and the Fund’s disclosure documents and keep the Fund and Adviser informed as to such voting; and (v) required to assist the Trust CCO in compiling the proxy voting record for submission to the SEC on Form N-PX on a periodic basis and shall, upon request, review drafts of such submission prior to filing.

Sub-Advisory Fee. Both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement contain identical fee structures. The sub-advisory fee payable under the New Sub-Advisory Agreement will remain at an annual rate of 0.60% of the Fund’s average daily net assets. In addition, under both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement, the sub-advisory fee paid to GuardCap will be paid out of the investment advisory fees paid by the Fund to Guardian and will not be paid by the Fund. In addition, under both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement, in recognition of the Adviser’s contractual agreement to cap the operating expenses of the Fund, the Sub-Adviser contractually agrees with the Adviser that it will waive its sub-advisory fee to 0.40% of the Fund’s average daily net assets until the Fund’s average daily net assets exceed $100 million.

Duration and Termination. Both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement provide that they will become effective with respect to the Fund upon execution; provided that the agreements will not become effective until after the requisite approval of the Independent Trustees of the Board and a vote of a majority of the Fund’s outstanding voting securities if required by the 1940 Act. Both agreements provide that the agreement will terminate automatically, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. Both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement also provide, however, that if the continuation of the agreement is not approved, the Sub-Adviser may continue to render to the Fund the services described in the agreement in the manner and to the extent permitted by applicable law.

Both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement also permit the termination of the agreement by either party at any time by written notice of at least 60 days to the other party. Action by the Trust to terminate the Agreement may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund. Under both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement, termination of the agreement by either party pursuant to the referenced contractual provisions is not subject to the payment of any penalty. Finally, both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement provide that the Advisory Agreement shall terminate immediately upon its assignment.

Payment of Expenses. Under both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement, the Sub-Adviser is responsible for paying all expenses that are required for it to execute its duties under the agreement and any other expenses the Sub-Adviser agrees in writing to bear.

Brokerage and Best Execution. Under both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement, the Sub-Adviser is required to place all orders pursuant to its investment determinations for the Fund either directly with the issuer or through broker-dealers selected by the Adviser. Under both agreements the Sub-Adviser is also required to recommend brokers for inclusion on an approved broker list for the Fund, subject to approval by the Adviser.

Under both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement, the Sub-Adviser’s primary consideration in effecting transactions on behalf of the Fund is to seek best execution. In selecting broker-dealers to execute transactions, the Sub-Adviser may take the following, among other things, into consideration: price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer’s spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer, and the quality of service rendered by the broker-dealer in other transactions. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Consistent with Section 28(e) of the 1934 Act and applicable regulations and interpretations, the Sub-Adviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. Subject to compliance with Section 28(e), the Sub-Adviser may cause the Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients.

Limitation on Liability and Indemnification. Under both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement, the Sub-Adviser shall not be subject to any liability for any act or omission in the course of rendering services under the agreement in the absence of its bad faith, negligence, willful default, fraud, or reckless disregard of its obligations and duties under the agreement.

Under both the New Sub-Advisory Agreement and the Prior Form of Sub-Advisory Agreement, the Adviser and the Sub-Adviser agree to indemnify, defend and hold harmless the other party and its affiliates, and their respective officers, directors, partners, managers, employees and authorized agents from and against any and all claims, damages, liabilities, losses, costs and expenses, including reasonable attorneys’ fees and costs, that such party and its affiliates and their respective officers, directors, partners, employees and authorized agents may suffer, which arise, result from, or relate to, the agreement other than those caused by the bad faith, negligence, willful default, fraud, or willful misconduct of such party or the reckless disregard of such party’s duties under the agreement.

Under both agreements, the Sub-Adviser is also required to indemnify and hold harmless the Adviser, the Fund, the Board of Trustees, officers, and shareholders from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) which arise or result from the Sub-Adviser’s bad faith, negligence, willful default, fraud, willful misconduct or reckless disregard of its duties under the agreement.

Board Approval of the New Sub-Advisory Agreement

The Board also approved the New Sub-Advisory Agreement at the June Meeting. Prior to the June Meeting, the Board received and considered information from GuardCap and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the New Sub-Advisory Agreement (the “Support Materials”). In addition, at the June Meeting, representatives of GuardCap met with the Board and Counsel to the Independent Trustees by videoconference to discuss the Sub-Adviser Appointment and the New Sub-Advisory Agreement. Before voting to approve the New Sub-Advisory Agreement as in the best interest of the Fund and its shareholders, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and discussed a memorandum from such counsel discussing the legal standards for the Board’s consideration of the New Sub-Advisory Agreement. In approving the New Sub-Advisory Agreement, the Board considered substantially the same factors as it considered in initially approving the Prior Form of Sub-Advisory Agreement, which occurred at the Board’s meeting on December 11 and 12, 2019, in addition to new information regarding the Sub-Adviser Appointment, peer group expense and performance data provided by Broadridge for comparison purposes through April 30, 2021, updated performance information for the Fund compared to its benchmark index through April 30, 2021 provided by Alta, and performance composite data of the Guardian Fundamental Global Equity Composite for various time periods through March 31, 2021 as provided by Guardian. This information formed the primary basis for the Board’s determinations.

In determining whether to approve the New Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services to be provided by GuardCap with respect to the Fund; (2) the cost of the services to be provided and the profits to be realized by GuardCap and its affiliated companies from services rendered to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the sub-advisory fees for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to GuardCap and its affiliated companies resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year and the Support Materials, the Board considered whether the overall arrangements between Guardian and GuardCap as set forth in the New Sub-Advisory Agreement are fair and reasonable in light of the services GuardCap will perform, the investment advisory fees that the Fund pays, the sub-advisory fees that Guardian will be required to pay to GuardCap, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. After reviewing the Support Materials and considering other information provided to the Board during the course of the June Meeting and during the previous year, the Board determined that it had all the information it deemed reasonably necessary to make an informed decision about the approval of the New Sub-Advisory Agreement. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the New Sub-Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees noted that GuardCap personnel currently serve as the portfolio managers for the Fund under the Participating Affiliate Arrangement and that these same persons will continue to serve as the portfolio managers under the New Sub-Advisory Agreement. The Trustees also noted that the day-to-day investment management services provided by these GuardCap personnel would continue substantially unchanged. The Trustees considered the scope of services that GuardCap would provide under the New Sub-Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets and determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transactions consistent with the Fund’s investment objective and investment policies; (2) placing orders for securities transactions; (3) providing quarterly compliance reports, (4) voting all proxies with respect to the Fund’s portfolio securities and providing assistance to the Trust’s CCO in compiling the proxy voting record for submission to the SEC; (5) providing assistance in the valuation of the portfolio securities of the Fund, (6) recommending brokers for inclusion on an approved broker list for the Fund, subject to approval by the Adviser, (7) conducting in-house proprietary quantitative analysis and fundamental research; and (8) providing marketing support.

The Trustees noted no changes to the services that the Fund would receive under the terms of the New Sub-Advisory Agreement relative to the services provided pursuant to the Participating Affiliate Arrangements currently governing the operation of the Fund. The Trustees considered GuardCap’s capitalization and its assets under management. The Trustees further considered the investment philosophy and investment industry experience of the portfolio managers. The Trustees also noted the Fund’s performance compared to its benchmark index, including the fact that the Fund had underperformed its benchmark index for the one-year, year-to-date, and since inception periods ended April 30, 2021. The Trustees also considered the Fund’s performance compared to the World Large Stock Growth Morningstar category and the custom peer group. The Trustees noted that the Fund underperformed both the medians of the Morningstar category and custom peer group for the one-year and since inception periods ended April 30, 2021. The Trustees further considered Guardian’s discussion and explanation with regard to periods of unfavorable performance, noting that the Fund’s performance covered a relatively short time period marked by significant market volatility, that the Fund had outperformed its Morningstar category and/or its benchmarks across relevant time periods in several quarterly meetings in the preceding year when its performance was reviewed, and the historical longer term-performance of GuardCap’s composite in this strategy was strong relative to its Morningstar Category and benchmarks. Based upon the foregoing, the Trustees concluded that they were satisfied with the nature, extent, and quality of services that GuardCap would provide to the Fund under the New Sub-Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual sub-advisory fee that Guardian would pay to GuardCap pursuant to the New Sub-Advisory Agreement, as well as Guardian’s profitability from the services that Guardian and its related companies render to the Fund. The Trustees considered that under the terms of the New Sub-Advisory Agreement, GuardCap had agreed with Guardian to contractually waive 20 basis points of its sub-advisory fee until average net assets in the Fund reach $100 million. It was also noted that the services provided under the existing advisory agreement with Alta were slightly unprofitable during the last fiscal year and were projected to be slightly unprofitable in the current fiscal year and also noted that the realignment of the investment advisory arrangements would not have a material impact on the costs of investment advisory services and projections thereof. The Trustees also noted that, although the overall relationship was projected to be slightly unprofitable to Guardian in the current fiscal year, that the Sub-Advisory portion of the contract was projected to be profitable to GuardCap.

Comparative Fee and Expense Data. It was noted that GuardCap had provided comparisons of the sub-advisory fee and contractual expenses of the Fund with those of other funds that GuardCap manages across the rest of its business. The Trustees noted that the Fund’s proposed sub-advisory fee is lower than the fee that GuardCap charges to its other sub-advised entities or separately managed accounts. While recognizing that it is difficult to compare management fees because the scope of advisory services provided may vary from one investment adviser to another, and from one investment vehicle type to another, the Trustees concluded that GuardCap’s proposed sub-advisory fee is reasonable at this time.

Economies of Scale. The Trustees also considered that the sub-advisory fee to be paid by Guardian to GuardCap pursuant to the New Sub-advisory Agreement does not contain breakpoints and determined that breakpoints are not appropriate at this time. In addition, the Trustees noted that under the terms of the New Sub-Agreement, GuardCap had agreed to contractually waive 20 basis points of its sub-advisory fee until the assets of the Fund reach $100 million. The Trustees noted that the Fund is a fairly young fund with less than three years in operation, and that an increase in assets would mostly likely not decrease the extent of advisory services that GuardCap would need to provide to the Fund at the present time. The Trustees concluded that the Fund is not likely to benefit from any economies of scale at this time.

Other Benefits. The Trustees noted that GuardCap does not utilize soft dollar arrangements with respect to portfolio transactions and does not use affiliated brokers to execute the Fund’s portfolio transactions. The Trustees noted that Guardian, an affiliate of GuardCap, will also receive advisory fees under the New Guardian Advisory Agreement. The Trustees noted that GuardCap had confirmed that there were no economic or other benefits associated with the selection or use of any particular providers for the Fund. The Trustees concluded that all things considered, GuardCap will not receive material additional financial benefits from services rendered to the Fund.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board and the Independent Trustees voting separately unanimously approved the New Sub-Advisory Agreement for the Fund on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders.

Required Vote

Approval of this proposal requires the affirmative vote of “a majority of outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY

RECOMMENDS THAT YOU VOTE “FOR” THE NEW SUB-ADVISORY AGREEMENT

BETWEEN GUARDIAN AND GUARDCAP AS IT RELATES TO THE FUND

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OTHER BUSINESS

TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF

The proxy holders have no current intention to bring any additional matters before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting such matters. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best business judgment.

[Remainder of page intentionally left blank.]

GUARDIAN CAPITAL

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

Guardian Capital Fundamental Global Equity Fund

A SERIES OF CAPITOL SERIES TRUST

The undersigned, revoking prior proxies, hereby appoints Matthew Miller and Tiffany Franklin, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Guardian Capital Fundamental Global Equity Fund (the "Fund") to be held at the offices of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, on October 14, 2021, at 11:30 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-877-478-5044**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 14, 2021. The proxy statement for this meeting is available at:

vote.proxyonline.com/guardiancapital/docs/2021mtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Guardian Capital Fundamental Global Equity Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

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SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]